Exhibit 99.2

National Collegiate Student Loan Trusts	Original Pool Characteristics
Static Pool Information: Prior Securitized Pool Report

As of Respective Securitization Closing Date

	NCSLT 2007-4		NCSLT 2007-3		NCSLT 2007-2		NCSLT 2007-1		NCSLT 2006-4		NCSLT 2006-3
Trust Summary

Date of Closing	9/20/2007		9/20/2007		6/14/2007		3/8/2007		12/7/2006		9/28/2006
Outstanding Principal Balance	$989,697,216		$991,179,649		$749,531,693		$762,189,134		$710,438,732		$1,351,396,673
Total Accrued Interest	$23,049,510		$23,152,807		$17,997,870		$14,279,008		$13,112,544		$34,735,591
Aggregate Pool Balance	$1,012,746,726		$1,014,332,457		$767,529,563		$776,468,142		$723,551,276		$1,386,132,264
Number of Loans	71,379		71,564		62,979		68,759		57,407		104,757
Average Initial Loan Balance	$13,865		$13,850		$11,901		$11,085		$12,375		$12,900
Weighted Average Annual Interest Rate Margin (LIBOR +)	5.14%		5.13%		5.24%		5.13%		5.41%		4.79%
Weighted Average Annual Interest Rate Margin in Repayment (LIBOR +)	5.19%		5.19%		5.26%		5.13%		5.41%		4.92%
Weighted Average Remaining Term to Maturity	269		269		264		267		267		267
Weighted Average FICO Score for Cosigned Loans	712		712		713		715		713		713
Weighted Average FICO Score for Non-Cosigned Loans	707		707		706		705		704		705
Weighted Average FICO Score for All Loans	711		711		712		713		712		711
Number of Borrowers	69,231		69,337		57,845		66,307		55,209		97,555

Borrower Type Distribution

Credit Ready - No Cosigner	$9,774,957	1.0%	$9,804,672	1.0%	$3,530,175	0.5%	$1,622,941	0.2%	$698,874	0.1%	$36,383,375	2.7%
Credit Ready - Cosigned	$145,421	0.0%	$143,851	0.0%	$8,791	0.0%	$0	0.0%	$0	0.0%	$211,855	0.0%
Credit Worthy - No Cosigner	$151,072,125	15.3%	$151,518,517	15.3%	$133,025,793	17.7%	$130,392,447	17.1%	$117,598,040	16.6%	$201,630,211	14.9%
Credit Worthy - Cosigned	$828,704,713	83.7%	$829,712,609	83.7%	$612,966,934	81.8%	$630,173,746	82.7%	$592,141,818	83.3%	$1,113,171,231	82.4%

Total	$989,697,216	100%	$991,179,649	100%	$749,531,693	100%	$762,189,134	100%	$710,438,732	100%	$1,351,396,673	100%

Borrower Payment Status Distribution

Deferment - Principal and Interest	$905,862,240	91.5%	$908,300,725	91.6%	$693,136,339	92.5%	$686,622,503	90.1%	$637,583,211	89.7%	$1,224,825,441	90.6%
Deferment - Principal Only	$44,708,917	4.5%	$45,633,194	4.6%	$30,334,256	4.0%	$40,360,057	5.3%	$35,680,767	5.0%	$59,181,702	4.4%
Forbearance	$855,342	0.1%	$283,586	0.0%	$397,160	0.1%	$439,853	0.1%	$319,159	0.0%	$702,584	0.1%
Repayment - Principal and Interest	$38,270,718	3.9%	$36,962,144	3.7%	$25,663,938	3.4%	$34,766,722	4.6%	$36,855,594	5.2%	$66,686,946	4.9%

Total	$989,697,216	100%	$991,179,649	100%	$749,531,693	100%	$762,189,134	100%	$710,438,732	100%	$1,351,396,673	100%

Program Type Distribution

Consolidation	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$762,857	0.1%	$0	0.0%
Continuing Education	$29,884,979	3.0%	$29,961,724	3.0%	$31,207,594	4.2%	$21,470,261	2.8%	$20,088,635	2.8%	$27,833,810	2.1%
Graduate	$92,709,642	9.4%	$93,098,470	9.4%	$82,036,131	10.9%	$59,360,426	7.8%	$66,634,313	9.4%	$172,038,434	12.7%
K-12	$12,489,544	1.3%	$12,480,874	1.3%	$5,677,934	0.8%	$13,732,044	1.8%	$16,096,253	2.3%	$23,845,152	1.8%
Medical	$10,272,753	1.0%	$10,216,001	1.0%	$8,104,978	1.1%	$12,197,562	1.6%	$2,282,668	0.3%	$22,015,564	1.6%
Other	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%
Parent	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%	$0	0.0%
Undergraduate	$844,340,299	85.3%	$845,422,581	85.3%	$622,505,057	83.1%	$655,428,843	86.0%	$604,574,006	85.1%	$1,105,663,714	81.8%

Total	$989,697,216	100%	$991,179,649	100%	$749,531,693	100%	$762,189,134	100%	$710,438,732	100%	$1,351,396,673	100%

Student Loans by Interest Rate Distribution

LIBOR + at least 0.00% but less than 3.00%	$103,277,164	10.4%	$103,440,818	10.4%	$62,593,167	8.4%	$68,174,610	8.9%	$8,328,114	1.2%	$254,708,088	18.8%
LIBOR + at least 3.00% but less than 3.25%	$9,178,703	0.9%	$9,592,341	1.0%	$11,698,069	1.6%	$16,781,525	2.2%	$2,507,507	0.4%	$17,353,604	1.3%
LIBOR + at least 3.25% but less than 3.50%	$12,638,496	1.3%	$11,996,938	1.2%	$14,873,599	2.0%	$24,237,528	3.2%	$5,790,294	0.8%	$20,744,137	1.5%
LIBOR + at least 3.50% but less than 3.75%	$56,918,723	5.8%	$57,050,629	5.8%	$35,003,078	4.7%	$43,461,344	5.7%	$50,208,429	7.1%	$75,717,420	5.6%
LIBOR + at least 3.75% but less than 4.00%	$10,359,946	1.0%	$10,574,334	1.1%	$19,312,224	2.6%	$20,484,817	2.7%	$5,715,882	0.8%	$19,642,921	1.5%
LIBOR + at least 4.00% but less than 4.25%	$61,939,144	6.3%	$62,224,590	6.3%	$40,922,311	5.5%	$42,452,982	5.6%	$47,418,688	6.7%	$69,124,736	5.1%
LIBOR + at least 4.25% but less than 4.50%	$22,723,403	2.3%	$22,152,531	2.2%	$24,836,663	3.3%	$26,575,397	3.5%	$14,003,038	2.0%	$48,160,163	3.6%
LIBOR + at least 4.50% but less than 4.75%	$171,517,671	17.3%	$172,306,693	17.4%	$103,379,758	13.8%	$111,501,856	14.6%	$142,840,612	20.1%	$248,292,319	18.4%
LIBOR + at least 4.75% but less than 5.00%	$5,938,883	0.6%	$6,053,973	0.6%	$8,814,869	1.2%	$3,851,878	0.5%	$17,883,240	2.5%	$14,876,325	1.1%
LIBOR + at least 5.00% but less than 7.00%	$379,019,316	38.3%	$379,335,066	38.3%	$300,392,956	40.1%	$283,547,932	37.2%	$289,686,982	40.8%	$411,474,324	30.4%
LIBOR + at least 7.00%	$156,185,767	15.8%	$156,451,735	15.8%	$127,705,000	17.0%	$121,119,265	15.9%	$126,055,946	17.7%	$171,302,636	12.7%

Total	$989,697,216	100%	$991,179,649	100%	$749,531,693	100%	$762,189,134	100%	$710,438,732	100%	$1,351,396,673	100%

Originator Concentrations (Originators > 10%)

	Chase Bank	33.1%	Chase Bank	33.1%	Charter One Bank	37.6%	Chase Bank	37.3%	Bank One	40.6%	Bank One	36.1%
	Bank of America	26.1%	Bank of America	25.6%	Chase Bank	31.1%	Charter One Bank	26.9%	Charter One Bank	27.2%	Bank of America	36.0%
	RBS Citizens	20.2%	RBS Citizens	20.6%	Bank of America	10.4%	Bank of America	11.6%	Bank of America	17.1%	Charter One Bank	19.4%
	Union Federal SB	10.7%	Union Federal SB	10.6%

Geographic Concentrations (States > 5%)

	California	8.4%	California	8.6%	California	8.3%	Pennsylvania	9.5%	California	8.3%	California	9.6%
	Texas	7.8%	Texas	7.9%	Pennsylvania	8.3%	New York	9.4%	Texas	8.2%	Texas	9.0%
	New York	7.1%	New York	7.0%	Ohio	7.6%	Texas	7.3%	Ohio	7.5%	New York	6.5%
	Ohio	6.3%	Pennsylvania	6.1%	Texas	7.5%	California	7.0%	New York	6.7%	Ohio	6.0%
	Pennsylvania	6.2%	Ohio	6.0%	New York	6.5%	Ohio	6.9%	Pennsylvania	5.9%	Pennsylvania	5.6%
	Florida	5.5%	Florida	5.7%	Michigan	5.6%	Michigan	5.2%	Michigan	5.8%	Florida	5.4%
	Illinois	5.2%	Illinois	5.3%	Florida	5.4%	Illinois	5.0%	Illinois	5.5%	Illinois	5.0%
					Illinois	5.0%			Florida	5.4%

Note: Sum of line items may not tie out to totals due to rounding to the nearest dollar.

	NCSLT 2006-2	NCSLT 2006-1	NCSLT 2005-3	NCSLT 2005-2	NCSLT 2005-1	NCSLT 2004-2	NCSLT 2004-1
Trust Summary

Date of Closing	6/8/2006	3/9/2006	10/12/2005	6/9/2005	2/23/2005	12/28/2004	6/11/2004
Outstanding Principal Balance	$497,888,025	$729,482,489	$1,249,472,574	$457,179,375	$701,602,075	$800,261,953	$610,436,970
Total Accrued Interest	$7,726,302	$11,771,598	$15,914,886	$5,110,015	$13,873,442	$6,516,865	$9,837,073
Aggregate Pool Balance	$505,614,328	$741,254,087	$1,265,387,461	$462,289,390	$715,475,517	$806,778,817	$620,274,043
Number of Loans	43,091	68,006	103,232	42,386	67,976	68,366	59,399
Average Initial Loan Balance	$11,554	$10,727	$12,104	$10,786	$10,321	$11,706	$10,277
Weighted Average Annual Interest Rate Margin (LIBOR +)	4.80%	4.44%	4.28%	4.57%	4.10%	4.69%	4.34%
Weighted Average Annual Interest Rate Margin in Repayment (LIBOR +)	4.79%	4.44%	4.45%	4.58%	4.31%	4.73%	4.45%
Weighted Average Remaining Term to Maturity	264	266	264	253	260	270	256
Weighted Average FICO Score for Cosigned Loans	715	727	724	726	726	721	724
Weighted Average FICO Score for Non-Cosigned Loans	698	699	701	700	703	697	701
Weighted Average FICO Score for All Loans	711	721	720	720	721	717	720
Number of Borrowers	40,119	63,230	94,592	39,394	61,222	65,240	52,243

Borrower Type Distribution

Credit Ready - No Cosigner	$914,948	0.2%	$3,156,301	0.4%	$36,863,021	3.0%	$981,942	0.2%	$24,849,659	3.5%	$1,577,700	0.2%	$14,786,292	2.4%
Credit Ready - Cosigned	$0	0.0%	$0	0.0%	$204,358	0.0%	$0	0.0%	$23,043	0.0%	$17,514	0.0%	$78,663	0.0%
Credit Worthy - No Cosigner	$106,186,524	21.3%	$161,041,689	22.1%	$208,203,476	16.7%	$106,087,602	23.2%	$116,489,844	16.6%	$144,797,123	18.1%	$106,899,380	17.5%
Credit Worthy - Cosigned	$390,786,553	78.5%	$565,284,499	77.5%	$1,004,201,719	80.4%	$350,109,832	76.6%	$560,239,529	79.9%	$653,869,616	81.7%	$488,672,653	80.1%

Total	$497,888,025	100%	$729,482,489	100%	$1,249,472,574	100%	$457,179,375	100%	$701,602,075	100%	$800,261,953	100%	$610,436,970	100%

Borrower Payment Status Distribution

Deferment - Principal and Interest	$450,664,977	90.5%	$636,871,924	87.3%	$1,114,855,091	89.2%	$389,267,249	85.1%	$610,869,768	87.1%	$690,491,612	86.3%	$525,607,206	86.1%
Deferment - Principal Only	$19,574,444	3.9%	$39,663,129	5.4%	$69,307,053	5.5%	$26,266,593	5.7%	$41,963,782	6.0%	$62,195,019	7.8%	$41,886,175	6.9%
Forbearance	$158,700	0.0%	$467,413	0.1%	$870,517	0.1%	$202,494	0.0%	$476,500	0.1%	$424,955	0.1%	$409,399	0.1%
Repayment - Principal and Interest	$27,489,905	5.5%	$52,480,022	7.2%	$64,439,914	5.2%	$41,443,039	9.1%	$48,292,025	6.9%	$47,150,367	5.9%	$42,534,190	7.0%

Total	$497,888,025	100%	$729,482,489	100%	$1,249,472,574	100%	$457,179,375	100%	$701,602,075	100%	$800,261,953	100%	$610,436,970	100%

Program Type Distribution

Consolidation	$975,937	0.2%	$7,371,688	1.0%	$0	0%	$5,727,501	1.3%	$11,122,051	1.6%	$0	0%	$0	0%
Continuing Education	$13,229,606	2.7%	$14,887,395	2.0%	$17,865,324	1.4%	$11,853,386	2.6%	$18,207,148	2.6%	$24,262,010	3.0%	$22,658,600	3.7%
Graduate	$62,553,097	12.6%	$82,572,316	11.3%	$185,850,251	14.9%	$68,980,619	15.1%	$99,304,390	14.2%	$88,798,863	11.1%	$94,755,371	15.5%
K-12	$12,453,607	2.5%	$22,589,069	3.1%	$30,687,798	2.5%	$24,695,110	5.4%	$19,694,596	2.8%	$23,552,804	2.9%	22,335,565	3.7%
Medical	$3,401,545	0.7%	$12,077,917	1.7%	$8,159,453	0.7%	$106,742	0.0%	$4,314,711	0.6%	$308,882	0.0%	$3,707,701	0.6%
Other	$0	0.0%	$0	0.0%	$4,117,837	0.3%	$1,852,134	0.4%	$1,503,178	0.2%	$114,223	0.0%	$0	0.0%
Parent	$0	0.0%	$0	0.0%	$8,935	0.0%	$0	0.0%	$0	0.0%	$244,819	0.0%	$0	0.0%
Undergraduate	$405,274,233	81.4%	$589,984,104	80.9%	$1,002,722,976	80.3%	$343,963,883	75.2%	$547,456,002	78.0%	$662,980,351	82.8%	$466,979,733	76.5%

Total	$497,888,025	100%	$729,482,489	100%	$1,249,412,574	100%	$457,179,375	100%	$701,602,075	100%	$800,261,953	100%	$610,436,970	100%

Student Loans by Interest Rate Distribution

LIBOR + at least 0.00% but less than 3.00%	$16,565,386	3.3%	$65,958,108	9.0%	$259,413,091	20.8%	$11,316,933	2.5%	$192,214,063	27.1%	$25,621,046	3.2%	$89,062,671	14.6%
LIBOR + at least 3.00% but less than 3.25%	$6,421,732	1.3%	$24,019,339	3.3%	$6,849,683	0.5%	$4,749,132	1.0%	$12,178,424	1.7%	$2,161,643	0.3%	$10,910,523	1.8%
LIBOR + at least 3.25% but less than 3.50%	$5,069,835	1.0%	$15,718,753	2.2%	$4,914,579	0.4%	$3,697,301	0.8%	$8,708,013	1.2%	$2,021,762	0.3%	$5,302,886	0.9%
LIBOR + at least 3.50% but less than 3.75%	$14,086,322	2.8%	$30,044,979	4.1%	$46,174,066	3.7%	$38,823,976	8.5%	$23,133,193	3.3%	$27,284,895	3.4%	$29,934,834	4.9%
LIBOR + at least 3.75% but less than 4.00%	$7,838,387	1.6%	$39,297,885	5.4%	$7,219,161	0.6%	$7,829,779	1.7%	$24,846,320	3.5%	$3,970,480	0.5%	$29,596,615	4.8%
LIBOR + at least 4.00% but less than 4.25%	$1,928,090	0.4%	$5,121,861	0.7%	$1,306,327	0.1%	$880,562	0.2%	$1,739,264	0.2%	$1,356,808	0.2%	$2,611,432	0.4%
LIBOR + at least 4.25% but less than 4.50%	$11,940,120	2.4%	$28,261,989	3.9%	$21,508,341	1.7%	$20,442,317	4.5%	$7,021,377	1.0%	$15,544,917	1.9%	$14,747,963	2.5%
LIBOR + at least 4.50% but less than 4.75%	$217,978,257	43.8%	$367,123,819	50.3%	$638,758,445	51.1%	$262,445,832	57.4%	$284,449,839	40.7%	$469,290,302	58.6%	$313,403,927	51.3%
LIBOR + at least 4.75% but less than 5.00%	$112,754,938	22.6%	$122,075,220	16.7%	$218,757,268	17.5%	$90,930,541	19.9%	$122,432,481	17.5%	$210,627,688	26.3%	$89,816,659	14.7%
LIBOR + at least 5.00% but less than 7.00%	$83,791,094	16.8%	$9,472,794	1.3%	$4,553,287	0.4%	$2,234,556	0.5%	$3,866,091	0.6%	$5,692,375	0.7%	$4,542,167	0.7%
LIBOR + at least 7.00%	$19,513,866	3.9%	$22,387,741	3.1%	$40,018,327	3.2%	$13,828,445	3.0%	$21,013,011	3.0%	$36,690,037	4.6%	$20,507,294	3.4%

Total	$497,888,025	100%	$729,482,489	100%	$1,249,472,574	100%	$457,179,375	100%	$701,602,075	100%	$800,261,953	100%	$610,436,970	100%

Originator Concentrations (Originators > 10%)

	Bank One	33.9%	Bank One	30.4%	Bank of America	37.0%	Bank One	38.9%	Bank of America	36.2%	Bank One	43.5%	Bank One	47.2%
	Charter One Bank	30.6%	Charter One Bank	28.5%	Bank One	32.8%	Charter One Bank	29.4%	Bank One	28.6%	Charter One Bank	32.0%	Charter One Bank	24.1%
	Bank of America	14.7%	Bank of America	15.6%	Charter One Bank	22.6%	Bank of America	17.3%	Charter One Bank	24.9%	Bank of America	17.4%	Bank of America	23.2%

Geographic Concentrations (States > 5%)

	Texas	10.0%	Pennsylvania	9.9%	Texas	10.3%	Texas	10.7%	California	10.1%	Texas	11.1%	Texas	11.0%
	Ohio	8.0%	New York	8.6%	California	9.3%	California	8.0%	Texas	9.8%	Ohio	7.9%	California	8.7%
	California	7.8%	Texas	8.1%	Ohio	6.9%	New York	7.3%	Pennsylvania	7.4%	Pennsylvania	6.4%	Pennsylvania	7.9%
	New York	6.2%	Ohio	6.6%	New York	6.0%	Ohio	6.7%	Ohio	6.2%	California	6.1%	Ohio	6.3%
	Pennsylvania	5.7%	California	6.5%	Illinois	5.6%	Pennsylvania	5.3%	Illinois	5.2%	Illinois	6.0%	New York	5.6%
	Michigan	5.6%			Florida	5.2%	Illinois	5.3%	Florida	5.2%			Illinois	5.5%
	Florida	5.3%					Florida	5.2%	New York	5.2%			Florida	5.1%
	Illinois	5.1%

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2010

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$344,916,593	34.9%	$10,579,431	1.1%	$48,751,761	4.9%	$585,127,775	59.1%	$989,375,560	100%
NCSLT 2007-3	$345,672,773	34.8%	$10,325,754	1.0%	$49,220,118	5.0%	$587,357,749	59.2%	$992,576,395	100%
NCSLT 2007-2	$200,036,484	27.9%	$4,212,704	0.6%	$39,783,112	5.5%	$473,853,279	66.0%	$717,885,578	100%
NCSLT 2007-1	$180,715,310	25.2%	$5,522,762	0.8%	$34,832,445	4.9%	$496,742,175	69.2%	$717,812,692	100%
NCSLT 2006-4	$165,890,218	24.8%	$4,216,384	0.6%	$34,235,489	5.1%	$463,976,930	69.4%	$668,319,022	100%
NCSLT 2006-3	$276,390,635	21.9%	$6,033,814	0.5%	$69,715,621	5.5%	$910,038,391	72.1%	$1,262,178,460	100%
NCSLT 2006-2	$74,340,972	17.1%	$1,094,200	0.3%	$24,995,016	5.7%	$334,946,012	76.9%	$435,376,200	100%
NCSLT 2006-1	$61,328,529	9.9%	$448,724	0.1%	$31,978,581	5.2%	$525,697,291	84.9%	$619,453,124	100%
NCSLT 2005-3	$81,468,285	7.9%	$195,702	0.0%	$56,922,679	5.5%	$895,888,337	86.6%	$1,034,475,004	100%
NCSLT 2005-2	$5,328,271	1.5%	$56,625	0.0%	$21,152,618	6.1%	$317,493,877	92.3%	$344,031,391	100%
NCSLT 2005-1	$6,039,972	1.2%	$55,044	0.0%	$21,549,489	4.3%	$472,933,971	94.5%	$500,578,476	100%
NCSLT 2004-2	$5,847,321	1.0%	$64,099	0.0%	$28,540,174	4.8%	$558,336,671	94.2%	$592,788,266	100%
NCSLT 2004-1	$3,213,635	0.9%	$79,622	0.0%	$10,255,236	2.7%	$361,631,045	96.4%	$375,179,537	100%
NCSLT 2003-1	$1,890,302	0.6%	$17,864	0.0%	$8,310,329	2.6%	$309,413,091	96.8%	$319,631,586	100%
NCMSLT-I	$15,164,144	3.1%	$49,175	0.0%	$11,524,763	2.4%	$455,895,080	94.5%	$482,633,162	100%

As of: 9/30/2010

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$429,840,786.88	42.6%	$10,981,067.04	1.1%	$43,116,788.56	4.3%	$524,695,533.33	52.0%	$1,008,634,176	100%
NCSLT 2007-3	$432,900,250.81	42.9%	$11,185,851.44	1.1%	$42,770,525.55	4.2%	$523,096,165.97	51.8%	$1,009,952,794	100%
NCSLT 2007-2	$251,697,084.81	34.2%	$4,613,881.68	0.6%	$35,165,399.17	4.8%	$444,317,075.64	60.4%	$735,793,441	100%
NCSLT 2007-1	$238,135,692.82	32.5%	$5,773,605.59	0.8%	$31,930,316.38	4.4%	$456,120,785.52	62.3%	$731,960,400	100%
NCSLT 2006-4	$215,298,066.48	31.5%	$4,576,233.29	0.7%	$31,171,689.80	4.6%	$433,449,025.37	63.3%	$684,495,015	100%
NCSLT 2006-3	$369,905,217.23	28.7%	$7,042,117.35	0.5%	$61,392,383.09	4.8%	$850,484,377.05	66.0%	$1,288,824,095	100%
NCSLT 2006-2	$98,588,253.48	22.0%	$1,173,389.96	0.3%	$22,326,141.09	5.0%	$326,023,536.09	72.8%	$448,111,321	100%
NCSLT 2006-1	$104,469,554.36	16.5%	$1,634,968.32	0.3%	$29,242,822.71	4.6%	$499,352,127.09	78.7%	$634,699,472	100%
NCSLT 2005-3	$121,437,375.65	11.4%	$327,380.95	0.0%	$52,635,774.33	5.0%	$887,474,739.00	83.6%	$1,061,875,270	100%
NCSLT 2005-2	$21,588,012.27	6.1%	$51,829.27	0.0%	$17,050,890.00	4.8%	$316,272,405.32	89.1%	$354,963,137	100%
NCSLT 2005-1	$6,109,365.06	1.2%	$48,079.24	0.0%	$23,722,427.74	4.6%	$487,102,346.21	94.2%	$516,982,218	100%
NCSLT 2004-2	$5,788,444.37	0.9%	$75,292.48	0.0%	$30,722,876.64	5.0%	$576,120,848.11	94.0%	$612,707,462	100%
NCSLT 2004-1	$3,209,845.70	0.8%	$78,680.33	0.0%	$9,795,272.74	2.5%	$374,321,428.31	96.6%	$387,405,227	100%
NCSLT 2003-1	$2,040,497.12	0.6%	$16,890.79	0.0%	$6,832,283.61	2.1%	$319,413,689.64	97.3%	$328,303,361	100%
NCMSLT-I	$19,504,544.10	3.9%	$141,933.40	0.0%	$11,198,547.83	2.2%	$468,508,711.65	93.8%	$499,353,737	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

1

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2010

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$432,453,786	42.4%	$11,673,751	1.1%	$49,653,327	4.9%	$526,334,171	51.6%	$1,020,115,035	100%
NCSLT 2007-3	$438,193,026	42.9%	$12,382,456	1.2%	$47,693,269	4.7%	$522,523,031	51.2%	$1,020,791,782	100%
NCSLT 2007-2	$257,980,475	34.5%	$5,425,097	0.7%	$40,988,560	5.5%	$442,733,642	59.3%	$747,127,774	100%
NCSLT 2007-1	$241,991,126	32.6%	$6,418,155	0.9%	$35,084,056	4.7%	$458,902,370	61.8%	$742,395,707	100%
NCSLT 2006-4	$223,963,515	32.2%	$5,570,301	0.8%	$34,364,396	4.9%	$431,112,967	62.0%	$695,011,179	100%
NCSLT 2006-3	$377,824,781	28.9%	$8,440,655	0.6%	$65,067,947	5.0%	$854,905,890	65.4%	$1,306,239,274	100%
NCSLT 2006-2	$104,543,742	22.9%	$1,458,221	0.3%	$24,342,520	5.3%	$325,417,987	71.4%	$455,762,469	100%
NCSLT 2006-1	$114,957,198	17.8%	$2,707,563	0.4%	$32,141,560	5.0%	$495,193,315	76.8%	$644,999,635	100%
NCSLT 2005-3	$156,997,233	14.5%	$3,229,865	0.3%	$54,115,720	5.0%	$867,613,964	80.2%	$1,081,956,781	100%
NCSLT 2005-2	$32,153,574	8.9%	$104,262	0.0%	$19,098,935	5.3%	$311,596,808	85.9%	$362,953,579	100%
NCSLT 2005-1	$12,739,745	2.4%	$84,123	0.0%	$23,877,387	4.5%	$492,547,932	93.1%	$529,249,187	100%
NCSLT 2004-2	$5,501,650	0.9%	$59,379	0.0%	$36,705,660	5.8%	$585,283,155	93.3%	$627,549,844	100%
NCSLT 2004-1	$3,148,171	0.8%	$102,654	0.0%	$11,550,706	2.9%	$383,819,206	96.3%	$398,620,738	100%
NCSLT 2003-1	$1,942,534	0.6%	$21,079	0.0%	$8,271,832	2.5%	$326,775,085	97.0%	$337,010,529	100%
NCMSLT-I	$20,599,987	4.0%	$145,510	0.0%	$12,265,435	2.4%	$481,714,579	93.6%	$514,725,512	100%

As of: 3/31/2010

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$483,367,849	46.9%	$15,393,171	1.5%	$56,562,512	5.5%	$475,068,240	46.1%	$1,030,391,772	100%
NCSLT 2007-3	$487,829,742	47.3%	$16,455,987	1.6%	$57,344,474	5.6%	$470,350,396	45.6%	$1,031,980,600	100%
NCSLT 2007-2	$293,127,290	38.6%	$7,842,030	1.0%	$49,216,388	6.5%	$408,721,469	53.9%	$758,907,177	100%
NCSLT 2007-1	$279,278,279	37.1%	$9,822,066	1.3%	$43,684,065	5.8%	$420,694,066	55.8%	$753,478,477	100%
NCSLT 2006-4	$255,525,976	36.2%	$7,923,039	1.1%	$40,364,665	5.7%	$401,965,287	57.0%	$705,778,968	100%
NCSLT 2006-3	$440,894,782	33.3%	$12,471,304	0.9%	$75,415,204	5.7%	$795,385,151	60.1%	$1,324,166,441	100%
NCSLT 2006-2	$124,123,371	26.7%	$1,947,978	0.4%	$27,858,424	6.0%	$311,581,194	66.9%	$465,510,967	100%
NCSLT 2006-1	$143,591,905	21.9%	$3,735,047	0.6%	$36,722,641	5.6%	$472,454,050	72.0%	$656,503,643	100%
NCSLT 2005-3	$205,211,327	18.6%	$5,459,494	0.5%	$64,520,366	5.8%	$828,154,064	75.1%	$1,103,345,250	100%
NCSLT 2005-2	$45,949,003	12.4%	$581,355	0.2%	$21,332,857	5.7%	$304,048,532	81.8%	$371,911,746	100%
NCSLT 2005-1	$38,946,596	7.2%	$112,077	0.0%	$27,184,999	5.0%	$477,965,656	87.8%	$544,209,328	100%
NCSLT 2004-2	$7,012,593	1.1%	$74,194	0.0%	$42,297,379	6.6%	$594,678,386	92.3%	$644,062,552	100%
NCSLT 2004-1	$4,892,147	1.2%	$119,913	0.0%	$15,382,724	3.7%	$390,552,974	95.0%	$410,947,758	100%
NCSLT 2003-1	$2,842,376	0.8%	$21,079	0.0%	$10,843,891	3.1%	$334,558,953	96.1%	$348,266,299	100%
NCMSLT-I	$26,624,624	5.0%	$227,549	0.0%	$16,085,314	3.0%	$489,467,363	91.9%	$532,404,851	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2009

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$466,986,272	45.0%	$14,062,990	1.4%	$65,407,547	6.3%	$492,258,937	47.4%	$1,038,715,746	100%
NCSLT 2007-3	$470,831,165	45.2%	$14,666,590	1.4%	$63,312,588	6.1%	$493,262,506	47.3%	$1,042,072,849	100%
NCSLT 2007-2	$276,588,673	35.9%	$6,249,475	0.8%	$52,934,943	6.9%	$434,961,268	56.4%	$770,734,358	100%
NCSLT 2007-1	$262,532,763	34.3%	$8,326,695	1.1%	$49,162,420	6.4%	$445,812,498	58.2%	$765,834,377	100%
NCSLT 2006-4	$232,149,706	32.3%	$6,028,261	0.8%	$47,285,881	6.6%	$432,556,346	60.2%	$718,020,194	100%
NCSLT 2006-3	$414,701,192	30.9%	$10,334,061	0.8%	$87,180,365	6.5%	$831,684,983	61.9%	$1,343,900,600	100%
NCSLT 2006-2	$118,567,987	25.0%	$1,801,344	0.4%	$30,557,808	6.4%	$323,710,938	68.2%	$474,638,078	100%
NCSLT 2006-1	$140,185,479	21.0%	$3,517,654	0.5%	$40,221,370	6.0%	$484,099,132	72.5%	$668,023,636	100%
NCSLT 2005-3	$204,480,358	18.2%	$5,009,496	0.4%	$69,368,084	6.2%	$846,565,105	75.2%	$1,125,423,043	100%
NCSLT 2005-2	$51,513,543	13.5%	$1,134,974	0.3%	$25,104,948	6.6%	$302,557,116	79.6%	$380,310,581	100%
NCSLT 2005-1	$44,084,709	7.9%	$316,321	0.1%	$28,182,762	5.1%	$485,373,746	87.0%	$557,957,537	100%
NCSLT 2004-2	$59,804,708	9.1%	$91,831	0.0%	$43,481,864	6.6%	$557,288,106	84.4%	$660,666,509	100%
NCSLT 2004-1	$4,877,493	1.1%	$92,458	0.0%	$17,706,973	4.2%	$401,965,101	94.7%	$424,642,025	100%
NCSLT 2003-1	$2,722,411	0.8%	$47,748	0.0%	$11,954,629	3.3%	$346,168,606	95.9%	$360,893,393	100%
NCMSLT-I	$26,481,893	4.8%	$185,167	0.0%	$17,757,280	3.2%	$505,973,124	91.9%	$550,397,463	100%

As of: 9/30/2009

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$572,126,681	54.8%	$15,049,944	1.4%	$65,790,449	6.3%	$391,956,950	37.5%	$1,044,924,024	100%
NCSLT 2007-3	$574,168,802	54.8%	$15,514,637	1.5%	$64,907,100	6.2%	$393,234,022	37.5%	$1,047,824,561	100%
NCSLT 2007-2	$346,080,562	44.5%	$6,747,447	0.9%	$60,446,056	7.8%	$364,946,481	46.9%	$778,220,545	100%
NCSLT 2007-1	$331,238,534	42.7%	$9,140,974	1.2%	$52,724,608	6.8%	$383,225,630	49.4%	$776,329,746	100%
NCSLT 2006-4	$290,895,052	39.9%	$6,419,364	0.9%	$51,643,387	7.1%	$379,334,749	52.1%	$728,292,553	100%
NCSLT 2006-3	$533,684,884	39.3%	$10,845,374	0.8%	$90,258,717	6.6%	$724,008,737	53.3%	$1,358,797,711	100%
NCSLT 2006-2	$154,836,935	32.0%	$2,140,662	0.4%	$36,243,305	7.5%	$290,813,329	60.1%	$484,034,231	100%
NCSLT 2006-1	$188,986,857	27.8%	$4,005,523	0.6%	$43,094,965	6.3%	$442,714,689	65.2%	$678,802,034	100%
NCSLT 2005-3	$284,686,706	24.8%	$5,513,539	0.5%	$77,152,645	6.7%	$778,486,976	67.9%	$1,145,839,865	100%
NCSLT 2005-2	$70,407,237	18.1%	$1,186,992	0.3%	$27,537,092	7.1%	$289,665,336	74.5%	$388,796,656	100%
NCSLT 2005-1	$66,821,322	11.7%	$1,213,131	0.2%	$32,432,281	5.7%	$469,363,345	82.4%	$569,830,079	100%
NCSLT 2004-2	$88,963,796	13.2%	$161,845	0.0%	$45,751,964	6.8%	$540,922,246	80.0%	$675,799,851	100%
NCSLT 2004-1	$7,376,177	1.7%	$105,976	0.0%	$25,051,980	5.7%	$404,993,868	92.6%	$437,528,000	100%
NCSLT 2003-1	$2,872,638	0.8%	$47,748	0.0%	$14,573,775	3.9%	$353,937,241	95.3%	$371,431,402	100%
NCMSLT-I	$30,622,237	5.4%	$282,545	0.0%	$20,429,313	3.6%	$515,862,979	90.9%	$567,197,073	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2009

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$590,829,854	56.3%	$16,581,695	1.6%	$65,134,608	6.2%	$376,272,597	35.9%	$1,048,818,754	100%
NCSLT 2007-3	$592,781,428	56.4%	$17,057,265	1.6%	$63,543,010	6.0%	$378,208,198	36.0%	$1,051,589,902	100%
NCSLT 2007-2	$353,035,307	45.0%	$7,948,268	1.0%	$65,073,915	8.3%	$359,005,883	45.7%	$785,063,373	100%
NCSLT 2007-1	$335,942,508	42.8%	$10,044,461	1.3%	$56,113,255	7.2%	$382,612,046	48.8%	$784,712,271	100%
NCSLT 2006-4	$296,577,857	40.2%	$7,057,324	1.0%	$56,291,387	7.6%	$378,585,142	51.3%	$738,511,711	100%
NCSLT 2006-3	$538,796,402	39.1%	$11,763,052	0.9%	$100,337,755	7.3%	$726,090,622	52.7%	$1,376,987,832	100%
NCSLT 2006-2	$157,770,845	32.0%	$2,435,825	0.5%	$39,964,054	8.1%	$292,353,115	59.4%	$492,523,839	100%
NCSLT 2006-1	$193,335,805	28.0%	$4,165,497	0.6%	$47,303,169	6.8%	$446,141,539	64.6%	$690,946,010	100%
NCSLT 2005-3	$293,976,718	25.2%	$6,332,788	0.5%	$84,041,986	7.2%	$782,057,488	67.0%	$1,166,408,981	100%
NCSLT 2005-2	$75,464,444	19.0%	$1,462,651	0.4%	$28,498,192	7.2%	$291,878,725	73.5%	$397,304,011	100%
NCSLT 2005-1	$71,880,120	12.3%	$1,800,280	0.3%	$36,344,698	6.2%	$473,844,733	81.2%	$583,869,830	100%
NCSLT 2004-2	$101,093,672	14.6%	$2,302,468	0.3%	$48,745,726	7.1%	$538,924,078	78.0%	$691,065,944	100%
NCSLT 2004-1	$7,363,428	1.6%	$160,935	0.0%	$31,660,830	7.0%	$412,419,628	91.3%	$451,604,822	100%
NCSLT 2003-1	$2,981,749	0.8%	$50,039	0.0%	$19,843,453	5.2%	$360,642,478	94.0%	$383,517,719	100%
NCMSLT-I	$31,213,881	5.3%	$327,469	0.1%	$24,937,257	4.2%	$532,152,478	90.4%	$588,631,086	100%

As of: 3/31/2009

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$658,881,309	62.8%	$20,556,105	2.0%	$63,746,231	6.1%	$305,447,911	29.1%	$1,048,631,555	100%
NCSLT 2007-3	$664,644,406	63.3%	$21,347,168	2.0%	$62,201,704	5.9%	$302,458,343	28.8%	$1,050,651,621	100%
NCSLT 2007-2	$408,849,477	51.8%	$10,360,698	1.3%	$62,571,900	7.9%	$308,176,543	39.0%	$789,958,618	100%
NCSLT 2007-1	$382,672,434	48.5%	$13,313,925	1.7%	$59,885,687	7.6%	$333,495,380	42.2%	$789,367,426	100%
NCSLT 2006-4	$335,402,706	45.0%	$9,308,134	1.3%	$63,140,750	8.5%	$336,692,526	45.2%	$744,544,116	100%
NCSLT 2006-3	$610,972,961	43.9%	$15,977,592	1.1%	$106,873,655	7.7%	$656,509,370	47.2%	$1,390,333,579	100%
NCSLT 2006-2	$180,009,059	36.1%	$3,615,062	0.7%	$42,813,155	8.6%	$271,542,644	54.5%	$497,979,920	100%
NCSLT 2006-1	$224,029,560	32.0%	$6,878,601	1.0%	$51,214,967	7.3%	$417,511,549	59.7%	$699,634,677	100%
NCSLT 2005-3	$346,632,083	29.3%	$10,725,975	0.9%	$91,188,776	7.7%	$734,934,453	62.1%	$1,183,481,286	100%
NCSLT 2005-2	$92,689,463	22.9%	$2,456,288	0.6%	$31,157,965	7.7%	$279,111,396	68.8%	$405,415,113	100%
NCSLT 2005-1	$93,447,195	15.7%	$2,559,938	0.4%	$38,772,742	6.5%	$461,048,698	77.4%	$595,828,573	100%
NCSLT 2004-2	$129,570,480	18.4%	$3,969,821	0.6%	$49,902,551	7.1%	$520,973,160	74.0%	$704,416,012	100%
NCSLT 2004-1	$11,371,944	2.4%	$273,741	0.1%	$36,196,067	7.8%	$417,644,270	89.7%	$465,486,023	100%
NCSLT 2003-1	$4,393,180	1.1%	$80,205	0.0%	$26,232,362	6.7%	$363,346,570	92.2%	$394,052,317	100%
NCMSLT-I	$39,719,473	6.5%	$360,678	0.1%	$27,195,139	4.5%	$539,910,329	88.9%	$607,185,618	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$676,231,292	64.9%	$22,838,992	2.2%	$39,305,327	3.8%	$303,832,272	29.2%	$1,042,207,883	100%
NCSLT 2007-3	$678,590,027	65.0%	$23,983,039	2.3%	$40,218,602	3.9%	$301,163,003	28.8%	$1,043,954,671	100%
NCSLT 2007-2	$432,769,249	54.9%	$11,651,882	1.5%	$46,034,858	5.8%	$298,326,909	37.8%	$788,782,898	100%
NCSLT 2007-1	$399,350,789	50.6%	$14,342,928	1.8%	$44,147,868	5.6%	$331,703,237	42.0%	$789,544,821	100%
NCSLT 2006-4	$341,747,020	45.8%	$10,360,606	1.4%	$50,224,639	6.7%	$343,798,948	46.1%	$746,131,214	100%
NCSLT 2006-3	$621,135,120	44.5%	$17,461,617	1.3%	$86,435,019	6.2%	$670,129,265	48.0%	$1,395,161,022	100%
NCSLT 2006-2	$185,855,422	36.9%	$3,959,463	0.8%	$38,526,869	7.7%	$274,889,473	54.6%	$503,231,228	100%
NCSLT 2006-1	$231,039,300	32.7%	$7,658,269	1.1%	$45,163,964	6.4%	$423,393,786	59.9%	$707,255,319	100%
NCSLT 2005-3	$367,909,363	30.8%	$11,432,612	1.0%	$75,874,482	6.3%	$740,180,769	61.9%	$1,195,397,227	100%
NCSLT 2005-2	$97,225,715	23.6%	$2,470,452	0.6%	$28,617,026	6.9%	$283,781,950	68.9%	$412,095,143	100%
NCSLT 2005-1	$100,906,631	16.6%	$2,936,565	0.5%	$36,453,038	6.0%	$466,820,064	76.9%	$607,116,297	100%
NCSLT 2004-2	$146,459,987	20.4%	$4,496,183	0.6%	$44,945,858	6.3%	$521,383,750	72.7%	$717,285,779	100%
NCSLT 2004-1	$11,221,372	2.3%	$316,588	0.1%	$40,638,168	8.5%	$426,293,676	89.1%	$478,469,805	100%
NCSLT 2003-1	$4,305,906	1.1%	$75,709	0.0%	$32,796,328	8.1%	$369,905,663	90.9%	$407,083,607	100%
NCMSLT-I	$43,818,577	7.0%	$373,194	0.1%	$26,721,302	4.3%	$555,216,827	88.7%	$626,129,900	100%

As of: 9/30/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$799,321,518	77.6%	$25,681,565	2.5%	$25,847,543	2.5%	$179,702,446	17.4%	$1,030,553,072	100%
NCSLT 2007-3	$801,754,425	77.7%	$26,891,340	2.6%	$26,296,079	2.5%	$176,780,555	17.1%	$1,031,722,398	100%
NCSLT 2007-2	$527,641,407	67.1%	$12,808,526	1.6%	$38,215,268	4.9%	$207,150,216	26.4%	$785,815,417	100%
NCSLT 2007-1	$498,637,850	63.3%	$15,906,338	2.0%	$40,366,576	5.1%	$232,645,358	29.5%	$787,556,121	100%
NCSLT 2006-4	$431,103,718	57.7%	$11,487,876	1.5%	$44,810,707	6.0%	$259,498,532	34.7%	$746,900,832	100%
NCSLT 2006-3	$778,425,079	55.9%	$19,022,421	1.4%	$84,728,244	6.1%	$510,172,360	36.6%	$1,392,348,103	100%
NCSLT 2006-2	$235,693,941	46.4%	$4,549,092	0.9%	$41,253,113	8.1%	$226,239,898	44.6%	$507,736,044	100%
NCSLT 2006-1	$300,522,331	42.2%	$8,813,872	1.2%	$48,967,297	6.9%	$353,484,246	49.7%	$711,787,745	100%
NCSLT 2005-3	$488,296,179	40.5%	$13,433,629	1.1%	$79,186,316	6.6%	$623,978,513	51.8%	$1,204,894,637	100%
NCSLT 2005-2	$129,939,408	31.1%	$2,926,862	0.7%	$30,590,777	7.3%	$254,986,701	60.9%	$418,443,748	100%
NCSLT 2005-1	$139,923,567	22.6%	$3,746,035	0.6%	$39,094,572	6.3%	$435,055,831	70.4%	$617,820,004	100%
NCSLT 2004-2	$213,042,493	29.2%	$5,253,205	0.7%	$47,182,265	6.5%	$463,940,352	63.6%	$729,418,315	100%
NCSLT 2004-1	$30,432,199	6.2%	$286,201	0.1%	$36,937,218	7.5%	$423,465,695	86.2%	$491,121,313	100%
NCSLT 2003-1	$4,347,344	1.0%	$65,542	0.0%	$39,308,315	9.4%	$376,035,733	89.6%	$419,756,934	100%
NCMSLT-I	$51,335,727	8.0%	$420,052	0.1%	$31,605,190	4.9%	$560,206,197	87.0%	$643,567,166	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$815,380,938	79.8%	$29,821,425	2.9%	$15,117,425	1.5%	$162,011,997	15.8%	$1,022,331,785	100%
NCSLT 2007-3	$817,919,178	79.9%	$30,971,592	3.0%	$14,783,464	1.4%	$159,659,530	15.6%	$1,023,333,763	100%
NCSLT 2007-2	$543,210,148	69.3%	$15,267,759	1.9%	$29,707,426	3.8%	$196,135,746	25.0%	$784,321,079	100%
NCSLT 2007-1	$510,997,324	64.4%	$17,751,873	2.2%	$31,410,670	4.0%	$232,877,967	29.4%	$793,037,834	100%
NCSLT 2006-4	$446,588,807	59.1%	$13,254,761	1.8%	$41,308,957	5.5%	$253,982,319	33.6%	$755,134,842	100%
NCSLT 2006-3	$798,329,623	56.7%	$21,427,300	1.5%	$80,106,167	5.7%	$507,284,491	36.1%	$1,407,147,581	100%
NCSLT 2006-2	$241,242,826	46.7%	$5,270,122	1.0%	$38,057,615	7.4%	$232,401,349	45.0%	$516,971,912	100%
NCSLT 2006-1	$304,636,486	41.9%	$9,810,767	1.3%	$48,359,549	6.7%	$364,243,740	50.1%	$727,050,543	100%
NCSLT 2005-3	$495,663,294	40.3%	$14,803,698	1.2%	$80,645,311	6.6%	$638,469,736	51.9%	$1,229,582,039	100%
NCSLT 2005-2	$131,361,191	30.5%	$3,199,699	0.7%	$32,316,235	7.5%	$264,245,880	61.3%	$431,123,005	100%
NCSLT 2005-1	$145,131,405	22.8%	$4,296,783	0.7%	$41,611,903	6.5%	$446,567,159	70.0%	$637,607,251	100%
NCSLT 2004-2	$218,630,472	29.1%	$6,628,249	0.9%	$45,694,008	6.1%	$480,732,011	64.0%	$751,684,740	100%
NCSLT 2004-1	$59,693,083	11.7%	$312,391	0.1%	$33,586,512	6.6%	$418,395,752	81.7%	$511,987,738	100%
NCSLT 2003-1	$4,232,201	1.0%	$70,660	0.0%	$46,009,638	10.5%	$388,995,861	88.5%	$439,308,359	100%
NCMSLT-I	$52,303,439	7.8%	$892,441	0.1%	$39,771,547	5.9%	$578,869,674	86.2%	$671,837,101	100%

As of: 3/31/2008

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$876,228,781	86.9%	$34,691,395	3.4%	$8,018,412	0.8%	$89,392,458	8.9%	$1,008,331,047	100%
NCSLT 2007-3	$879,550,853	87.1%	$36,216,873	3.6%	$7,876,865	0.8%	$85,835,608	8.5%	$1,009,480,198	100%
NCSLT 2007-2	$598,403,793	77.2%	$19,520,692	2.5%	$24,610,632	3.2%	$132,940,565	17.1%	$775,475,682	100%
NCSLT 2007-1	$566,107,391	72.0%	$22,606,138	2.9%	$30,679,009	3.9%	$167,250,024	21.3%	$786,642,562	100%
NCSLT 2006-4	$495,393,744	66.2%	$16,288,952	2.2%	$39,609,621	5.3%	$196,766,097	26.3%	$748,058,414	100%
NCSLT 2006-3	$883,709,358	63.2%	$27,239,694	1.9%	$82,486,601	5.9%	$404,972,956	29.0%	$1,398,408,608	100%
NCSLT 2006-2	$274,313,136	53.4%	$6,824,731	1.3%	$41,509,449	8.1%	$190,991,621	37.2%	$513,638,936	100%
NCSLT 2006-1	$343,915,505	47.4%	$13,626,874	1.9%	$53,921,722	7.4%	$314,774,730	43.3%	$726,238,830	100%
NCSLT 2005-3	$556,363,653	45.2%	$20,101,194	1.6%	$89,824,343	7.3%	$563,468,397	45.8%	$1,229,757,586	100%
NCSLT 2005-2	$151,461,647	35.0%	$4,994,115	1.2%	$36,418,903	8.4%	$240,194,273	55.5%	$433,068,939	100%
NCSLT 2005-1	$169,937,264	26.5%	$7,029,186	1.1%	$44,538,419	6.9%	$420,771,652	65.5%	$642,276,521	100%
NCSLT 2004-2	$252,649,282	33.5%	$10,794,601	1.4%	$52,669,397	7.0%	$438,806,204	58.1%	$754,919,484	100%
NCSLT 2004-1	$86,359,593	16.7%	$1,240,813	0.2%	$35,547,396	6.9%	$394,448,103	76.2%	$517,595,904	100%
NCSLT 2003-1	$19,435,021	4.4%	$132,647	0.0%	$38,194,024	8.6%	$388,319,241	87.1%	$446,080,934	100%
NCMSLT-I	$63,498,242	9.3%	$1,429,809	0.2%	$45,916,407	6.7%	$571,928,525	83.8%	$682,772,984	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

6

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$882,559,398	89.2%	$39,334,142	4.0%	$3,060,446	0.3%	$64,383,879	6.5%	$989,337,865	100%
NCSLT 2007-3	$883,892,466	89.2%	$40,393,205	4.1%	$2,722,144	0.3%	$63,633,307	6.4%	$990,641,122	100%
NCSLT 2007-2	$612,036,379	79.6%	$22,335,024	2.9%	$9,095,146	1.2%	$125,230,960	16.3%	$768,697,509	100%
NCSLT 2007-1	$577,155,135	73.8%	$25,376,798	3.2%	$13,602,588	1.7%	$166,076,054	21.2%	$782,210,575	100%
NCSLT 2006-4	$503,201,934	67.5%	$18,659,750	2.5%	$25,538,917	3.4%	$197,948,973	26.6%	$745,349,574	100%
NCSLT 2006-3	$899,358,316	64.3%	$30,632,164	2.2%	$54,389,558	3.9%	$415,116,027	29.7%	$1,399,496,065	100%
NCSLT 2006-2	$284,411,533	55.1%	$7,906,475	1.5%	$31,359,996	6.1%	$192,344,117	37.3%	$516,022,121	100%
NCSLT 2006-1	$354,051,046	48.3%	$15,030,719	2.0%	$44,264,832	6.0%	$320,401,324	43.7%	$733,747,921	100%
NCSLT 2005-3	$559,954,065	44.9%	$22,475,285	1.8%	$74,732,305	6.0%	$588,981,582	47.3%	$1,246,143,236	100%
NCSLT 2005-2	$152,941,117	34.6%	$5,380,422	1.2%	$32,741,336	7.4%	$250,691,683	56.7%	$441,754,557	100%
NCSLT 2005-1	$180,942,204	27.6%	$7,849,590	1.2%	$40,880,136	6.2%	$427,008,095	65.0%	$656,680,025	100%
NCSLT 2004-2	$255,475,904	33.2%	$12,020,489	1.6%	$47,746,289	6.2%	$454,459,680	59.0%	$769,702,362	100%
NCSLT 2004-1	$97,241,351	18.3%	$2,823,975	0.5%	$32,224,710	6.1%	$398,881,077	75.1%	$531,171,112	100%

As of: 9/30/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-2	$681,743,790	90.4%	$25,860,512	3.4%	$2,630,305	0.3%	$43,678,435	5.8%	$753,913,042	100%
NCSLT 2007-1	$669,961,847	86.7%	$29,207,293	3.8%	$3,350,256	0.4%	$70,425,661	9.1%	$772,945,056	100%
NCSLT 2006-4	$588,425,321	79.9%	$21,564,522	2.9%	$13,369,341	1.8%	$113,529,469	15.4%	$736,888,653	100%
NCSLT 2006-3	$1,071,311,707	77.3%	$34,202,293	2.5%	$34,079,020	2.5%	$246,711,154	17.8%	$1,386,304,173	100%
NCSLT 2006-2	$348,410,216	67.5%	$8,566,913	1.7%	$22,608,365	4.4%	$136,293,881	26.4%	$515,879,375	100%
NCSLT 2006-1	$442,842,892	60.2%	$16,527,532	2.2%	$35,379,072	4.8%	$240,989,954	32.8%	$735,739,449	100%
NCSLT 2005-3	$704,445,109	56.2%	$24,667,946	2.0%	$64,549,310	5.2%	$459,393,159	36.7%	$1,253,055,523	100%
NCSLT 2005-2	$197,140,470	44.0%	$6,114,518	1.4%	$30,671,784	6.9%	$213,698,939	47.7%	$447,625,711	100%
NCSLT 2005-1	$245,563,262	37.0%	$8,750,869	1.3%	$38,849,937	5.8%	$371,199,181	55.9%	$664,363,248	100%
NCSLT 2004-2	$328,166,431	42.0%	$13,472,322	1.7%	$45,756,054	5.9%	$394,743,214	50.5%	$782,138,022	100%
NCSLT 2004-1	$136,351,397	25.1%	$4,273,039	0.8%	$32,194,947	5.9%	$370,364,770	68.2%	$543,184,152	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

7

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-1	$677,979,638	89.2%	$33,924,229	4.5%	$1,199,117	0.2%	$47,123,766	6.2%	$760,226,750	100%
NCSLT 2006-4	$598,771,438	82.2%	$25,332,745	3.5%	$3,494,350	0.5%	$101,157,415	13.9%	$728,755,948	100%
NCSLT 2006-3	$1,087,206,608	78.9%	$39,482,400	2.9%	$19,160,832	1.4%	$232,859,637	16.9%	$1,378,709,477	100%
NCSLT 2006-2	$357,538,462	69.5%	$9,743,827	1.9%	$15,349,231	3.0%	$131,558,057	25.6%	$514,189,578	100%
NCSLT 2006-1	$452,417,394	61.2%	$18,609,722	2.5%	$28,528,188	3.9%	$239,369,278	32.4%	$738,924,582	100%
NCSLT 2005-3	$719,490,369	57.1%	$27,788,218	2.2%	$60,287,161	4.8%	$452,144,157	35.9%	$1,259,709,905	100%
NCSLT 2005-2	$200,027,881	44.1%	$6,730,639	1.5%	$29,361,981	6.5%	$217,137,687	47.9%	$453,258,187	100%
NCSLT 2005-1	$249,648,952	37.0%	$9,687,922	1.4%	$41,197,881	6.1%	$374,789,159	55.5%	$675,323,914	100%
NCSLT 2004-2	$330,089,441	41.7%	$14,982,121	1.9%	$47,384,283	6.0%	$399,923,229	50.5%	$792,379,074	100%
NCSLT 2004-1	$139,545,088	25.1%	$5,905,722	1.1%	$34,825,897	6.3%	$374,929,630	67.5%	$555,206,338	100%

As of: 3/31/2007

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-4	$638,565,179	89.3%	$30,160,527	4.2%	$1,638,886	0.2%	$44,777,373	6.3%	$715,141,965	100%
NCSLT 2006-3	$1,168,102,704	85.5%	$47,424,834	3.5%	$12,443,016	0.9%	$138,457,479	10.1%	$1,366,428,033	100%
NCSLT 2006-2	$393,159,179	77.1%	$12,589,794	2.5%	$13,780,110	2.7%	$90,625,757	17.8%	$510,154,840	100%
NCSLT 2006-1	$501,376,456	67.9%	$23,843,880	3.2%	$31,379,153	4.3%	$181,365,076	24.6%	$737,964,566	100%
NCSLT 2005-3	$788,428,342	62.5%	$35,438,698	2.8%	$63,969,200	5.1%	$374,154,467	29.6%	$1,261,990,707	100%
NCSLT 2005-2	$227,489,582	49.8%	$9,404,715	2.1%	$34,276,603	7.5%	$185,336,852	40.6%	$456,507,752	100%
NCSLT 2005-1	$280,875,067	41.0%	$13,192,493	1.9%	$46,707,891	6.8%	$343,740,285	50.2%	$684,515,736	100%
NCSLT 2004-2	$367,485,228	45.9%	$20,085,751	2.5%	$54,817,845	6.8%	$358,190,100	44.7%	$800,578,924	100%
NCSLT 2004-1	$160,503,496	28.3%	$8,841,594	1.6%	$41,763,024	7.4%	$355,277,709	62.7%	$566,385,823	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

8

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2006

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$1,184,666,866	87.8%	$52,821,047	3.9%	$4,884,542	0.4%	$107,664,423	8.0%	$1,350,036,878	100%
NCSLT 2006-2	$405,331,657	80.1%	$14,658,577	2.9%	$5,270,434	1.0%	$80,720,294	16.0%	$505,980,962	100%
NCSLT 2006-1	$518,063,652	70.3%	$26,416,002	3.6%	$18,045,489	2.4%	$174,811,864	23.7%	$737,337,007	100%
NCSLT 2005-3	$810,803,752	64.2%	$38,920,025	3.1%	$48,746,705	3.9%	$364,790,978	28.9%	$1,263,261,460	100%
NCSLT 2005-2	$237,756,249	51.7%	$11,079,345	2.4%	$31,196,427	6.8%	$179,728,183	39.1%	$459,760,205	100%
NCSLT 2005-1	$294,172,378	42.4%	$14,787,739	2.1%	$42,407,152	6.1%	$343,000,151	49.4%	$694,367,419	100%
NCSLT 2004-2	$374,375,554	46.3%	$22,122,022	2.7%	$53,574,147	6.6%	$358,344,870	44.3%	$808,416,592	100%
NCSLT 2004-1	$166,762,141	28.8%	$9,667,233	1.7%	$43,691,600	7.6%	$357,969,029	61.9%	$578,090,004	100%

As of: 9/30/2006

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$1,231,243,062	91.2%	$58,407,779	4.3%	$1,117,927	0.1%	$59,882,147	4.4%	$1,350,650,914	100%
NCSLT 2006-2	$444,039,418	89.2%	$16,355,012	3.3%	$1,494,128	0.3%	$36,117,802	7.3%	$498,006,360	100%
NCSLT 2006-1	$606,826,498	82.9%	$29,112,954	4.0%	$6,133,906	0.8%	$90,146,972	12.3%	$732,220,329	100%
NCSLT 2005-3	$970,152,748	77.2%	$43,079,305	3.4%	$29,584,180	2.4%	$213,326,686	17.0%	$1,256,142,918	100%
NCSLT 2005-2	$298,286,541	64.8%	$12,541,704	2.7%	$20,777,632	4.5%	$128,670,221	28.0%	$460,276,098	100%
NCSLT 2005-1	$399,402,488	57.5%	$16,463,226	2.4%	$35,498,710	5.1%	$243,700,563	35.1%	$695,064,986	100%
NCSLT 2004-2	$458,892,922	56.4%	$24,314,966	3.0%	$43,721,734	5.4%	$286,124,254	35.2%	$813,053,875	100%
NCSLT 2004-1	$216,089,276	36.8%	$10,836,855	1.8%	$41,308,206	7.0%	$319,698,473	54.4%	$587,932,811	100%

As of: 6/30/2006

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-2	$445,674,196	89.8%	$18,637,317	3.8%	$368,901	0.1%	$31,467,392	6.3%	$496,147,806	100%
NCSLT 2006-1	$618,681,426	85.1%	$32,800,090	4.5%	$1,492,149	0.2%	$74,421,090	10.2%	$727,394,756	100%
NCSLT 2005-3	$994,012,160	79.2%	$48,944,929	3.9%	$11,066,120	0.9%	$201,408,936	16.0%	$1,255,432,145	100%
NCSLT 2005-2	$308,025,352	66.8%	$14,612,829	3.2%	$11,406,455	2.5%	$126,798,351	27.5%	$460,842,987	100%
NCSLT 2005-1	$410,701,935	58.5%	$18,928,752	2.7%	$27,684,496	3.9%	$244,766,622	34.9%	$702,081,805	100%
NCSLT 2004-2	$482,642,033	59.1%	$27,992,013	3.4%	$31,032,770	3.8%	$275,668,195	33.7%	$817,335,012	100%
NCSLT 2004-1	$223,290,439	37.4%	$12,064,013	2.0%	$35,526,048	6.0%	$325,963,951	54.6%	$596,844,450	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

9

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2006

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-1	$633,950,191	87.3%	$38,905,862	5.4%	$924,527	0.1%	$52,752,855	7.3%	$726,533,435	100%
NCSLT 2005-3	$1,064,492,581	85.3%	$58,730,236	4.7%	$7,780,335	0.6%	$117,661,742	9.4%	$1,248,664,894	100%
NCSLT 2005-2	$338,863,211	73.8%	$18,232,827	4.0%	$10,662,681	2.3%	$91,114,617	19.9%	$458,873,336	100%
NCSLT 2005-1	$452,826,360	64.3%	$24,626,201	3.5%	$29,741,968	4.2%	$196,652,203	27.9%	$703,846,732	100%
NCSLT 2004-2	$531,473,610	65.1%	$34,506,292	4.2%	$33,751,756	4.1%	$217,049,020	26.6%	$816,780,678	100%
NCSLT 2004-1	$259,584,154	43.0%	$16,281,188	2.7%	$39,245,288	6.5%	$288,695,144	47.8%	$603,805,774	100%

As of: 12/31/2005

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-3	$1,076,071,533	86.7%	$64,607,529	5.2%	$2,711,498	0.2%	$97,225,408	7.8%	$1,240,615,967	100%
NCSLT 2005-2	$349,102,656	76.4%	$20,630,971	4.5%	$3,464,502	0.8%	$83,882,533	18.4%	$457,080,662	100%
NCSLT 2005-1	$469,901,911	66.6%	$27,774,515	3.9%	$11,862,713	1.7%	$195,502,623	27.7%	$705,041,762	100%
NCSLT 2004-2	$545,379,905	66.9%	$38,075,195	4.7%	$22,686,323	2.8%	$208,504,139	25.6%	$814,645,561	100%
NCSLT 2004-1	$282,699,241	46.5%	$18,991,009	3.1%	$33,412,358	5.5%	$273,185,155	44.9%	$608,287,763	100%

As of: 9/30/2005

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$383,790,441	84.7%	$22,666,963	5.0%	$914,638	0.2%	$45,971,826	10.1%	$453,343,868	100%
NCSLT 2005-1	$574,551,768	82.0%	$30,870,744	4.4%	$5,986,545	0.9%	$89,605,476	12.8%	$701,014,532	100%
NCSLT 2004-2	$628,602,686	77.6%	$40,949,862	5.1%	$12,022,975	1.5%	$127,958,397	15.8%	$809,533,919	100%
NCSLT 2004-1	$356,974,351	58.6%	$21,174,803	3.5%	$23,276,628	3.8%	$207,448,159	34.1%	$608,873,941	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

10

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2005

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$387,438,480	85.0%	$25,335,197	5.6%	$343,523	0.1%	$42,459,827	9.3%	$455,577,027	100%
NCSLT 2005-1	$587,674,909	84.0%	$34,813,004	5.0%	$1,816,993	0.3%	$75,342,703	10.8%	$699,647,608	100%
NCSLT 2004-2	$641,184,421	79.5%	$46,300,816	5.7%	$5,038,945	0.6%	$113,845,379	14.1%	$806,369,562	100%
NCSLT 2004-1	$368,753,173	60.2%	$24,258,285	4.0%	$20,167,584	3.3%	$199,275,547	32.5%	$612,454,589	100%

As of: 3/31/2005

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-1	$606,335,453	86.8%	$40,351,041	5.8%	$863,184	0.1%	$50,976,994	7.3%	$698,526,672	100%
NCSLT 2004-2	$676,690,479	84.4%	$53,395,201	6.7%	$2,921,005	0.4%	$68,394,613	8.5%	$801,401,298	100%
NCSLT 2004-1	$407,279,825	66.5%	$29,816,596	4.9%	$21,503,400	3.5%	$153,652,579	25.1%	$612,252,400	100%

As of: 12/31/2004

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-2	$681,318,801	85.6%	$58,884,615	7.4%	$1,259,559	0.2%	$54,600,571	6.9%	$796,063,546	100%
NCSLT 2004-1	$425,764,907	69.5%	$33,640,989	5.5%	$9,601,097	1.6%	$143,621,495	23.4%	$612,628,488	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

11

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Borrower Payment Status
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2004

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$511,280,650	83.9%	$36,174,668	5.9%	$2,559,208	0.4%	$59,100,429	9.7%	$609,114,956	100%

As of: 6/30/2004

	Deferment		Deferment				Repayment
	Principal & Interest		Principal Only		Forbearance		Principal & Interest		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$519,340,462	85.2%	$40,360,324	6.6%	$689,921	0.1%	$48,897,570	8.0%	$609,288,278	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Balance totals may not tie out due to rounding to the nearest dollar.

12

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2010

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$524,747,713	88.1%	$22,497,461	3.8%	$15,425,032	2.6%	$26,191,357	4.4%	$6,845,642	1.1%	$595,707,206	100%
NCSLT 2007-3	$529,887,878	88.7%	$23,818,029	4.0%	$13,581,828	2.3%	$23,850,855	4.0%	$6,544,913	1.1%	$597,683,504	100%
NCSLT 2007-2	$417,883,696	87.4%	$20,520,689	4.3%	$12,629,868	2.6%	$20,766,971	4.3%	$6,264,759	1.3%	$478,065,982	100%
NCSLT 2007-1	$445,880,889	88.8%	$19,781,442	3.9%	$11,126,687	2.2%	$19,979,966	4.0%	$5,495,954	1.1%	$502,264,937	100%
NCSLT 2006-4	$409,054,146	87.4%	$20,511,903	4.4%	$12,235,307	2.6%	$20,721,207	4.4%	$5,670,751	1.2%	$468,193,314	100%
NCSLT 2006-3	$824,578,494	90.0%	$33,036,123	3.6%	$18,511,922	2.0%	$31,705,006	3.5%	$8,240,659	0.9%	$916,072,205	100%
NCSLT 2006-2	$297,217,651	88.4%	$14,310,964	4.3%	$7,949,943	2.4%	$13,122,299	3.9%	$3,439,354	1.0%	$336,040,212	100%
NCSLT 2006-1	$478,693,203	91.0%	$16,785,845	3.2%	$9,264,161	1.8%	$17,497,887	3.3%	$3,904,918	0.7%	$526,146,015	100%
NCSLT 2005-3	$817,295,944	91.2%	$28,649,930	3.2%	$16,791,586	1.9%	$27,257,858	3.0%	$6,088,721	0.7%	$896,084,040	100%
NCSLT 2005-2	$286,311,440	90.2%	$11,680,621	3.7%	$6,465,008	2.0%	$9,620,270	3.0%	$3,473,163	1.1%	$317,550,502	100%
NCSLT 2005-1	$437,616,769	92.5%	$13,202,704	2.8%	$6,224,933	1.3%	$12,644,525	2.7%	$3,300,084	0.7%	$472,989,014	100%
NCSLT 2004-2	$514,220,057	92.1%	$17,592,582	3.2%	$8,645,348	1.5%	$14,928,411	2.7%	$3,014,372	0.5%	$558,400,771	100%
NCSLT 2004-1	$337,112,895	93.2%	$9,879,865	2.7%	$4,981,452	1.4%	$7,793,055	2.2%	$1,943,400	0.5%	$361,710,667	100%
NCSLT 2003-1	$289,694,312	93.6%	$8,107,676	2.6%	$4,120,926	1.3%	$6,235,494	2.0%	$1,272,548	0.4%	$309,430,955	100%
NCMSLT-I	$428,717,530	94.0%	$10,741,350	2.4%	$5,553,628	1.2%	$8,588,467	1.9%	$2,343,278	0.5%	$455,944,255	100%

As of: 9/30/2010

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$460,040,322	85.9%	$23,342,342	4.4%	$16,481,327	3.1%	$20,706,004	3.9%	$15,106,605	2.8%	$535,676,600	100%
NCSLT 2007-3	$461,075,394	86.3%	$22,599,792	4.2%	$16,005,920	3.0%	$20,655,564	3.9%	$13,945,347	2.6%	$534,282,017	100%
NCSLT 2007-2	$386,600,614	86.1%	$18,041,814	4.0%	$13,957,726	3.1%	$17,328,249	3.9%	$13,002,554	2.9%	$448,930,957	100%
NCSLT 2007-1	$401,963,374	87.0%	$18,776,606	4.1%	$13,535,697	2.9%	$16,930,614	3.7%	$10,688,099	2.3%	$461,894,391	100%
NCSLT 2006-4	$378,318,280	86.4%	$18,111,350	4.1%	$12,959,700	3.0%	$18,194,224	4.2%	$10,441,705	2.4%	$438,025,259	100%
NCSLT 2006-3	$765,232,203	89.2%	$29,477,354	3.4%	$20,635,976	2.4%	$25,461,654	3.0%	$16,719,308	1.9%	$857,526,494	100%
NCSLT 2006-2	$288,464,484	88.2%	$12,537,529	3.8%	$7,332,702	2.2%	$11,442,160	3.5%	$7,420,050	2.3%	$327,196,926	100%
NCSLT 2006-1	$454,652,967	90.8%	$15,931,607	3.2%	$8,995,391	1.8%	$13,979,882	2.8%	$7,427,249	1.5%	$500,987,095	100%
NCSLT 2005-3	$814,125,564	91.7%	$27,386,969	3.1%	$14,129,414	1.6%	$19,601,714	2.2%	$12,558,459	1.4%	$887,802,120	100%
NCSLT 2005-2	$287,065,447	90.8%	$9,487,661	3.0%	$5,557,301	1.8%	$9,800,558	3.1%	$4,413,268	1.4%	$316,324,235	100%
NCSLT 2005-1	$449,374,050	92.2%	$13,931,742	2.9%	$7,123,944	1.5%	$10,475,857	2.2%	$6,244,833	1.3%	$487,150,425	100%
NCSLT 2004-2	$530,101,307	92.0%	$15,572,700	2.7%	$9,052,948	1.6%	$13,129,444	2.3%	$8,339,743	1.4%	$576,196,141	100%
NCSLT 2004-1	$350,092,093	93.5%	$8,775,108	2.3%	$4,983,509	1.3%	$6,779,943	1.8%	$3,769,455	1.0%	$374,400,109	100%
NCSLT 2003-1	$299,704,021	93.8%	$8,500,973	2.7%	$3,989,973	1.2%	$4,779,148	1.5%	$2,456,466	0.8%	$319,430,580	100%
NCMSLT-I	$441,827,310	94.3%	$10,364,352	2.2%	$5,837,449	1.2%	$6,959,464	1.5%	$3,662,070	0.8%	$468,650,645	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

1

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2010

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$471,841,633	87.7%	$18,477,345	3.4%	$13,862,666	2.6%	$18,928,953	3.5%	$14,897,325	2.8%	$538,007,922	100%
NCSLT 2007-3	$472,409,587	88.3%	$17,785,161	3.3%	$12,828,392	2.4%	$17,229,967	3.2%	$14,652,380	2.7%	$534,905,488	100%
NCSLT 2007-2	$393,322,094	87.8%	$15,932,986	3.6%	$9,879,336	2.2%	$15,783,720	3.5%	$13,240,603	3.0%	$448,158,738	100%
NCSLT 2007-1	$414,912,587	89.2%	$15,971,789	3.4%	$9,716,166	2.1%	$13,853,487	3.0%	$10,866,496	2.3%	$465,320,525	100%
NCSLT 2006-4	$384,249,401	88.0%	$16,194,561	3.7%	$10,536,144	2.4%	$14,250,344	3.3%	$11,452,819	2.6%	$436,683,268	100%
NCSLT 2006-3	$784,143,882	90.8%	$24,547,284	2.8%	$15,854,323	1.8%	$21,273,135	2.5%	$17,527,921	2.0%	$863,346,545	100%
NCSLT 2006-2	$292,310,833	89.4%	$10,720,415	3.3%	$6,858,564	2.1%	$9,476,774	2.9%	$7,509,621	2.3%	$326,876,208	100%
NCSLT 2006-1	$457,222,851	91.8%	$14,150,897	2.8%	$8,045,978	1.6%	$10,157,458	2.0%	$8,323,694	1.7%	$497,900,878	100%
NCSLT 2005-3	$807,088,670	92.7%	$20,456,327	2.3%	$12,044,995	1.4%	$16,189,141	1.9%	$15,064,696	1.7%	$870,843,828	100%
NCSLT 2005-2	$285,029,683	91.4%	$9,218,154	3.0%	$4,978,363	1.6%	$6,033,532	1.9%	$6,441,338	2.1%	$311,701,070	100%
NCSLT 2005-1	$461,010,099	93.6%	$11,604,539	2.4%	$5,217,354	1.1%	$7,886,730	1.6%	$6,913,333	1.4%	$492,632,055	100%
NCSLT 2004-2	$539,714,927	92.2%	$15,134,670	2.6%	$9,203,573	1.6%	$11,608,124	2.0%	$9,681,240	1.7%	$585,342,534	100%
NCSLT 2004-1	$360,192,106	93.8%	$8,063,390	2.1%	$3,757,338	1.0%	$5,174,825	1.3%	$6,734,202	1.8%	$383,921,860	100%
NCSLT 2003-1	$307,678,515	94.1%	$7,119,034	2.2%	$3,330,106	1.0%	$3,835,501	1.2%	$4,833,007	1.5%	$326,796,163	100%
NCMSLT-I	$456,622,424	94.8%	$8,910,965	1.8%	$5,190,784	1.1%	$5,315,082	1.1%	$5,820,834	1.2%	$481,860,090	100%

As of: 3/31/2010

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$420,904,072	85.8%	$21,363,542	4.4%	$12,038,020	2.5%	$15,297,445	3.1%	$20,858,333	4.3%	$490,461,412	100%
NCSLT 2007-3	$419,709,789	86.2%	$19,316,559	4.0%	$12,231,892	2.5%	$14,490,735	3.0%	$21,057,408	4.3%	$486,806,383	100%
NCSLT 2007-2	$355,213,315	85.3%	$16,779,440	4.0%	$11,189,914	2.7%	$14,210,053	3.4%	$19,170,777	4.6%	$416,563,499	100%
NCSLT 2007-1	$375,336,316	87.2%	$15,969,335	3.7%	$9,058,199	2.1%	$12,989,758	3.0%	$17,162,524	4.0%	$430,516,132	100%
NCSLT 2006-4	$352,706,118	86.0%	$16,477,543	4.0%	$9,684,152	2.4%	$13,632,624	3.3%	$17,387,889	4.2%	$409,888,326	100%
NCSLT 2006-3	$719,490,948	89.1%	$27,154,745	3.4%	$15,478,388	1.9%	$21,558,983	2.7%	$24,173,390	3.0%	$807,856,455	100%
NCSLT 2006-2	$273,684,243	87.3%	$11,970,791	3.8%	$6,515,225	2.1%	$9,587,191	3.1%	$11,771,722	3.8%	$313,529,172	100%
NCSLT 2006-1	$431,492,338	90.6%	$13,589,398	2.9%	$6,872,031	1.4%	$11,127,905	2.3%	$13,107,426	2.8%	$476,189,098	100%
NCSLT 2005-3	$758,946,195	91.0%	$22,447,380	2.7%	$12,600,849	1.5%	$18,469,622	2.2%	$21,149,511	2.5%	$833,613,558	100%
NCSLT 2005-2	$275,710,976	90.5%	$8,628,669	2.8%	$4,162,298	1.4%	$7,606,152	2.5%	$8,521,791	2.8%	$304,629,887	100%
NCSLT 2005-1	$439,981,295	92.0%	$10,848,697	2.3%	$5,907,340	1.2%	$9,863,197	2.1%	$11,477,205	2.4%	$478,077,733	100%
NCSLT 2004-2	$545,942,480	91.8%	$14,776,641	2.5%	$7,540,266	1.3%	$11,554,860	1.9%	$14,938,334	2.5%	$594,752,580	100%
NCSLT 2004-1	$359,463,127	92.0%	$7,650,787	2.0%	$4,469,602	1.1%	$9,081,033	2.3%	$10,008,339	2.6%	$390,672,887	100%
NCSLT 2003-1	$308,708,813	92.3%	$6,237,667	1.9%	$3,394,269	1.0%	$6,847,246	2.0%	$9,392,036	2.8%	$334,580,032	100%
NCMSLT-I	$457,035,456	93.3%	$8,785,483	1.8%	$4,710,231	1.0%	$9,332,167	1.9%	$9,831,576	2.0%	$489,694,913	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2009

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$435,342,490	86.0%	$16,460,043	3.3%	$11,702,945	2.3%	$26,857,164	5.3%	$15,959,285	3.2%	$506,321,927	100%
NCSLT 2007-3	$436,106,224	85.9%	$16,853,390	3.3%	$10,825,102	2.1%	$26,108,107	5.1%	$18,036,274	3.6%	$507,929,096	100%
NCSLT 2007-2	$373,336,457	84.6%	$15,839,638	3.6%	$10,345,408	2.3%	$22,507,047	5.1%	$19,182,193	4.3%	$441,210,742	100%
NCSLT 2007-1	$391,302,710	86.2%	$14,746,712	3.2%	$9,766,922	2.2%	$20,993,465	4.6%	$17,329,385	3.8%	$454,139,194	100%
NCSLT 2006-4	$369,615,255	84.3%	$17,154,064	3.9%	$10,825,529	2.5%	$22,838,942	5.2%	$18,150,817	4.1%	$438,584,607	100%
NCSLT 2006-3	$742,779,590	88.2%	$25,757,737	3.1%	$16,126,960	1.9%	$31,101,963	3.7%	$26,252,794	3.1%	$842,019,043	100%
NCSLT 2006-2	$280,479,806	86.2%	$10,782,180	3.3%	$7,243,849	2.2%	$14,573,525	4.5%	$12,432,922	3.8%	$325,512,282	100%
NCSLT 2006-1	$436,001,282	89.4%	$12,675,539	2.6%	$8,742,307	1.8%	$16,405,950	3.4%	$13,791,708	2.8%	$487,616,786	100%
NCSLT 2005-3	$767,397,627	90.1%	$22,983,943	2.7%	$13,193,591	1.5%	$25,420,976	3.0%	$22,578,465	2.7%	$851,574,601	100%
NCSLT 2005-2	$269,230,486	88.7%	$8,746,002	2.9%	$5,337,549	1.8%	$11,586,288	3.8%	$8,791,765	2.9%	$303,692,090	100%
NCSLT 2005-1	$442,283,962	91.1%	$12,250,645	2.5%	$6,494,770	1.3%	$13,184,993	2.7%	$11,475,696	2.4%	$485,690,066	100%
NCSLT 2004-2	$498,153,361	89.4%	$15,964,203	2.9%	$9,573,049	1.7%	$17,911,282	3.2%	$15,778,043	2.8%	$557,379,937	100%
NCSLT 2004-1	$361,389,078	89.9%	$10,626,416	2.6%	$6,846,153	1.7%	$11,780,282	2.9%	$11,415,630	2.8%	$402,057,559	100%
NCSLT 2003-1	$310,456,961	89.7%	$9,054,369	2.6%	$4,953,934	1.4%	$10,790,616	3.1%	$10,960,473	3.2%	$346,216,354	100%
NCMSLT-I	$462,956,672	91.5%	$12,376,301	2.4%	$6,913,820	1.4%	$12,702,119	2.5%	$11,209,377	2.2%	$506,158,290	100%

As of: 9/30/2009

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$346,143,808	85.0%	$16,846,202	4.1%	$10,222,156	2.5%	$17,916,608	4.4%	$15,878,118	3.9%	$407,006,894	100%
NCSLT 2007-3	$345,410,036	84.5%	$17,797,687	4.4%	$10,795,411	2.6%	$18,874,495	4.6%	$15,871,031	3.9%	$408,748,659	100%
NCSLT 2007-2	$312,185,526	84.0%	$14,702,016	4.0%	$9,511,826	2.6%	$20,036,899	5.4%	$15,257,660	4.1%	$371,693,927	100%
NCSLT 2007-1	$330,656,935	84.3%	$14,475,264	3.7%	$9,732,237	2.5%	$18,896,256	4.8%	$18,605,912	4.7%	$392,366,604	100%
NCSLT 2006-4	$324,831,267	84.2%	$15,273,491	4.0%	$9,187,628	2.4%	$20,507,765	5.3%	$15,953,962	4.1%	$385,754,113	100%
NCSLT 2006-3	$642,841,057	87.5%	$22,164,414	3.0%	$14,540,829	2.0%	$29,561,777	4.0%	$25,746,033	3.5%	$734,854,111	100%
NCSLT 2006-2	$249,517,153	85.2%	$9,603,344	3.3%	$6,982,332	2.4%	$14,383,526	4.9%	$12,467,636	4.3%	$292,953,992	100%
NCSLT 2006-1	$397,307,180	88.9%	$11,139,087	2.5%	$7,806,868	1.7%	$15,350,466	3.4%	$15,116,611	3.4%	$446,720,212	100%
NCSLT 2005-3	$703,999,332	89.8%	$18,725,388	2.4%	$13,672,637	1.7%	$26,056,232	3.3%	$21,546,926	2.7%	$784,000,514	100%
NCSLT 2005-2	$258,292,310	88.8%	$8,578,947	2.9%	$4,769,301	1.6%	$10,767,905	3.7%	$8,443,865	2.9%	$290,852,328	100%
NCSLT 2005-1	$430,096,952	91.4%	$10,295,483	2.2%	$7,266,076	1.5%	$13,183,665	2.8%	$9,734,300	2.1%	$470,576,476	100%
NCSLT 2004-2	$488,995,618	90.4%	$12,601,899	2.3%	$8,691,280	1.6%	$16,896,123	3.1%	$13,899,170	2.6%	$541,084,091	100%
NCSLT 2004-1	$367,668,788	90.8%	$8,689,614	2.1%	$6,185,481	1.5%	$13,346,525	3.3%	$9,209,435	2.3%	$405,099,844	100%
NCSLT 2003-1	$320,111,121	90.4%	$8,095,043	2.3%	$5,359,734	1.5%	$12,228,127	3.5%	$8,190,964	2.3%	$353,984,989	100%
NCMSLT-I	$474,986,906	92.0%	$11,688,418	2.3%	$6,699,880	1.3%	$13,441,676	2.6%	$9,328,644	1.8%	$516,145,523	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2009

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$343,653,987	87.5%	$13,853,424	3.5%	$9,219,402	2.3%	$17,510,061	4.5%	$8,617,419	2.2%	$392,854,292	100%
NCSLT 2007-3	$345,646,111	87.4%	$14,373,459	3.6%	$9,535,858	2.4%	$17,680,159	4.5%	$8,029,877	2.0%	$395,265,464	100%
NCSLT 2007-2	$315,399,372	86.0%	$15,253,933	4.2%	$10,598,731	2.9%	$17,371,485	4.7%	$8,330,632	2.3%	$366,954,151	100%
NCSLT 2007-1	$337,372,856	85.9%	$15,794,533	4.0%	$9,029,742	2.3%	$20,302,784	5.2%	$10,156,592	2.6%	$392,656,507	100%
NCSLT 2006-4	$327,029,033	84.8%	$16,980,847	4.4%	$10,471,774	2.7%	$19,346,573	5.0%	$11,814,239	3.1%	$385,642,466	100%
NCSLT 2006-3	$650,063,973	88.1%	$24,789,204	3.4%	$15,672,206	2.1%	$29,054,671	3.9%	$18,273,622	2.5%	$737,853,675	100%
NCSLT 2006-2	$253,318,534	85.9%	$10,919,180	3.7%	$7,982,348	2.7%	$14,586,371	4.9%	$7,982,509	2.7%	$294,788,941	100%
NCSLT 2006-1	$400,494,487	88.9%	$13,453,038	3.0%	$8,903,073	2.0%	$17,588,960	3.9%	$9,867,479	2.2%	$450,307,036	100%
NCSLT 2005-3	$708,175,866	89.8%	$24,666,993	3.1%	$14,074,852	1.8%	$25,926,271	3.3%	$15,546,295	2.0%	$788,390,276	100%
NCSLT 2005-2	$260,846,157	88.9%	$9,517,199	3.2%	$6,244,765	2.1%	$10,799,308	3.7%	$5,933,947	2.0%	$293,341,376	100%
NCSLT 2005-1	$435,800,175	91.6%	$12,496,273	2.6%	$6,967,350	1.5%	$12,216,052	2.6%	$8,165,162	1.7%	$475,645,012	100%
NCSLT 2004-2	$487,216,903	90.0%	$16,163,060	3.0%	$10,325,421	1.9%	$16,892,418	3.1%	$10,628,744	2.0%	$541,226,546	100%
NCSLT 2004-1	$371,477,677	90.0%	$12,352,581	3.0%	$7,824,461	1.9%	$11,818,516	2.9%	$9,107,328	2.2%	$412,580,563	100%
NCSLT 2003-1	$324,401,223	89.9%	$12,176,887	3.4%	$6,601,364	1.8%	$10,541,636	2.9%	$6,971,407	1.9%	$360,692,517	100%
NCMSLT-I	$486,230,443	91.3%	$13,753,306	2.6%	$8,939,840	1.7%	$12,555,675	2.4%	$11,000,683	2.1%	$532,479,947	100%

As of: 3/31/2009

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$273,352,679	83.8%	$18,848,604	5.8%	$14,606,634	4.5%	$10,811,292	3.3%	$8,384,807	2.6%	$326,004,016	100%
NCSLT 2007-3	$274,158,526	84.7%	$17,911,762	5.5%	$14,230,276	4.4%	$10,332,700	3.2%	$7,172,247	2.2%	$323,805,511	100%
NCSLT 2007-2	$268,440,203	84.3%	$18,994,969	6.0%	$10,978,758	3.4%	$10,304,203	3.2%	$9,819,107	3.1%	$318,537,241	100%
NCSLT 2007-1	$289,457,128	83.5%	$22,473,670	6.5%	$13,043,166	3.8%	$12,763,792	3.7%	$9,071,548	2.6%	$346,809,305	100%
NCSLT 2006-4	$285,035,830	82.4%	$22,873,508	6.6%	$12,562,754	3.6%	$14,973,766	4.3%	$10,554,802	3.1%	$346,000,660	100%
NCSLT 2006-3	$579,372,363	86.2%	$32,506,778	4.8%	$19,472,616	2.9%	$21,671,004	3.2%	$19,464,202	2.9%	$672,486,963	100%
NCSLT 2006-2	$232,265,480	84.4%	$16,956,105	6.2%	$7,659,005	2.8%	$10,785,949	3.9%	$7,491,167	2.7%	$275,157,705	100%
NCSLT 2006-1	$372,115,279	87.7%	$20,023,488	4.7%	$9,589,544	2.3%	$13,184,082	3.1%	$9,477,757	2.2%	$424,390,150	100%
NCSLT 2005-3	$663,963,798	89.0%	$29,597,027	4.0%	$15,229,963	2.0%	$19,908,780	2.7%	$16,960,861	2.3%	$745,660,427	100%
NCSLT 2005-2	$248,322,464	88.2%	$12,625,709	4.5%	$5,843,571	2.1%	$7,662,375	2.7%	$7,113,565	2.5%	$281,567,684	100%
NCSLT 2005-1	$421,954,928	91.0%	$15,325,118	3.3%	$6,961,263	1.5%	$11,015,559	2.4%	$8,351,768	1.8%	$463,608,636	100%
NCSLT 2004-2	$469,127,618	89.4%	$20,271,422	3.9%	$10,790,753	2.1%	$13,807,611	2.6%	$10,945,577	2.1%	$524,942,981	100%
NCSLT 2004-1	$375,757,070	89.9%	$13,710,671	3.3%	$6,682,051	1.6%	$11,736,790	2.8%	$10,031,429	2.4%	$417,918,012	100%
NCSLT 2003-1	$329,205,476	90.6%	$11,876,387	3.3%	$4,995,197	1.4%	$9,911,247	2.7%	$7,438,468	2.0%	$363,426,775	100%
NCMSLT-I	$492,740,359	91.2%	$15,093,309	2.8%	$7,369,547	1.4%	$14,369,331	2.7%	$10,698,460	2.0%	$540,271,007	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$293,760,847	89.9%	$11,680,246	3.6%	$5,506,257	1.7%	$12,210,443	3.7%	$3,513,472	1.1%	$326,671,265	100%
NCSLT 2007-3	$292,356,404	89.9%	$11,334,236	3.5%	$6,713,046	2.1%	$11,383,742	3.5%	$3,358,614	1.0%	$325,146,042	100%
NCSLT 2007-2	$271,526,120	87.6%	$11,896,672	3.8%	$7,454,486	2.4%	$14,360,984	4.6%	$4,740,529	1.5%	$309,978,791	100%
NCSLT 2007-1	$305,354,555	88.2%	$14,692,510	4.2%	$7,445,942	2.2%	$13,521,052	3.9%	$5,032,105	1.5%	$346,046,164	100%
NCSLT 2006-4	$304,466,139	86.0%	$18,331,769	5.2%	$9,285,665	2.6%	$16,253,135	4.6%	$5,822,846	1.6%	$354,159,554	100%
NCSLT 2006-3	$609,576,374	88.7%	$27,137,236	3.9%	$12,820,805	1.9%	$27,623,301	4.0%	$10,433,167	1.5%	$687,590,882	100%
NCSLT 2006-2	$241,600,551	86.6%	$12,143,896	4.4%	$6,740,462	2.4%	$11,710,977	4.2%	$6,653,051	2.4%	$278,848,936	100%
NCSLT 2006-1	$383,480,725	89.0%	$16,485,952	3.8%	$8,514,261	2.0%	$14,922,372	3.5%	$7,648,746	1.8%	$431,052,055	100%
NCSLT 2005-3	$675,210,917	89.8%	$25,819,514	3.4%	$12,091,572	1.6%	$25,632,820	3.4%	$12,858,559	1.7%	$751,613,382	100%
NCSLT 2005-2	$254,596,642	88.9%	$10,036,245	3.5%	$5,348,478	1.9%	$10,403,823	3.6%	$5,867,214	2.0%	$286,252,402	100%
NCSLT 2005-1	$425,776,742	90.6%	$15,666,634	3.3%	$6,827,134	1.5%	$13,508,903	2.9%	$7,977,217	1.7%	$469,756,629	100%
NCSLT 2004-2	$471,154,135	89.6%	$18,322,538	3.5%	$9,321,125	1.8%	$17,285,718	3.3%	$9,796,418	1.9%	$525,879,933	100%
NCSLT 2004-1	$379,671,173	89.0%	$14,873,618	3.5%	$8,170,309	1.9%	$16,066,920	3.8%	$7,828,245	1.8%	$426,610,265	100%
NCSLT 2003-1	$327,791,541	88.6%	$13,879,559	3.8%	$6,968,219	1.9%	$12,448,842	3.4%	$8,893,211	2.4%	$369,981,373	100%
NCMSLT-I	$500,632,257	90.1%	$16,841,900	3.0%	$9,875,922	1.8%	$17,811,865	3.2%	$10,428,078	1.9%	$555,590,021	100%

As of: 9/30/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$178,906,610	87.1%	$12,825,960	6.2%	$5,982,215	2.9%	$5,498,760	2.7%	$2,170,466	1.1%	$205,384,012	100%
NCSLT 2007-3	$179,478,860	88.1%	$12,606,349	6.2%	$5,061,448	2.5%	$4,726,311	2.3%	$1,798,927	0.9%	$203,671,895	100%
NCSLT 2007-2	$184,093,960	83.7%	$15,708,145	7.1%	$7,874,957	3.6%	$6,911,750	3.1%	$5,369,930	2.4%	$219,958,742	100%
NCSLT 2007-1	$210,342,597	84.6%	$15,663,994	6.3%	$8,731,420	3.5%	$7,163,578	2.9%	$6,650,107	2.7%	$248,551,696	100%
NCSLT 2006-4	$226,625,419	83.6%	$18,113,361	6.7%	$9,042,070	3.3%	$9,096,583	3.4%	$8,108,974	3.0%	$270,986,407	100%
NCSLT 2006-3	$454,174,754	85.8%	$30,601,778	5.8%	$16,924,892	3.2%	$14,434,049	2.7%	$13,059,309	2.5%	$529,194,781	100%
NCSLT 2006-2	$193,099,014	83.7%	$13,441,383	5.8%	$7,108,868	3.1%	$9,538,762	4.1%	$7,600,963	3.3%	$230,788,990	100%
NCSLT 2006-1	$314,607,002	86.8%	$17,665,055	4.9%	$9,881,054	2.7%	$10,663,946	2.9%	$9,481,061	2.6%	$362,298,117	100%
NCSLT 2005-3	$559,881,223	87.8%	$28,164,801	4.4%	$15,515,192	2.4%	$18,294,823	2.9%	$15,556,103	2.4%	$637,412,142	100%
NCSLT 2005-2	$225,167,099	87.3%	$11,926,526	4.6%	$6,116,385	2.4%	$8,420,425	3.3%	$6,283,128	2.4%	$257,913,563	100%
NCSLT 2005-1	$394,103,564	89.8%	$15,491,668	3.5%	$8,218,364	1.9%	$11,469,028	2.6%	$9,519,242	2.2%	$438,801,866	100%
NCSLT 2004-2	$413,404,645	88.1%	$20,704,085	4.4%	$10,349,863	2.2%	$13,543,727	2.9%	$11,191,238	2.4%	$469,193,558	100%
NCSLT 2004-1	$378,306,295	89.3%	$18,536,407	4.4%	$7,305,741	1.7%	$11,862,581	2.8%	$7,740,872	1.8%	$423,751,897	100%
NCSLT 2003-1	$332,776,651	88.5%	$13,685,671	3.6%	$7,531,303	2.0%	$13,103,842	3.5%	$9,003,809	2.4%	$376,101,275	100%
NCMSLT-I	$503,994,868	89.9%	$20,538,958	3.7%	$10,342,791	1.8%	$15,682,703	2.8%	$10,066,930	1.8%	$560,626,249	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$178,510,709	93.1%	$5,051,135	2.6%	$3,267,843	1.7%	$3,576,855	1.9%	$1,426,880	0.7%	$191,833,422	100%
NCSLT 2007-3	$178,011,160	93.4%	$4,711,876	2.5%	$3,496,886	1.8%	$2,986,328	1.6%	$1,424,872	0.7%	$190,631,121	100%
NCSLT 2007-2	$187,035,180	88.5%	$8,116,144	3.8%	$4,702,400	2.2%	$6,537,885	3.1%	$5,011,898	2.4%	$211,403,506	100%
NCSLT 2007-1	$218,671,658	87.2%	$7,803,431	3.1%	$5,417,824	2.2%	$7,730,671	3.1%	$11,006,255	4.4%	$250,629,840	100%
NCSLT 2006-4	$225,972,728	84.6%	$10,479,456	3.9%	$5,796,121	2.2%	$10,478,085	3.9%	$14,510,689	5.4%	$267,237,079	100%
NCSLT 2006-3	$463,721,023	87.7%	$16,205,260	3.1%	$10,474,815	2.0%	$16,326,386	3.1%	$21,984,306	4.2%	$528,711,791	100%
NCSLT 2006-2	$201,680,343	84.9%	$9,760,483	4.1%	$5,449,869	2.3%	$9,203,979	3.9%	$11,576,797	4.9%	$237,671,471	100%
NCSLT 2006-1	$326,931,761	87.4%	$12,031,284	3.2%	$6,894,754	1.8%	$12,667,831	3.4%	$15,528,877	4.2%	$374,054,507	100%
NCSLT 2005-3	$576,503,722	88.2%	$20,362,144	3.1%	$11,756,736	1.8%	$19,603,427	3.0%	$25,047,405	3.8%	$653,273,434	100%
NCSLT 2005-2	$234,003,533	87.5%	$8,575,114	3.2%	$4,578,027	1.7%	$8,907,894	3.3%	$11,381,010	4.3%	$267,445,579	100%
NCSLT 2005-1	$402,977,850	89.4%	$12,537,656	2.8%	$7,177,434	1.6%	$12,962,664	2.9%	$15,208,339	3.4%	$450,863,942	100%
NCSLT 2004-2	$427,433,737	87.7%	$15,363,994	3.2%	$9,327,431	1.9%	$15,304,955	3.1%	$19,930,142	4.1%	$487,360,259	100%
NCSLT 2004-1	$371,644,313	88.8%	$13,451,620	3.2%	$6,941,801	1.7%	$11,371,627	2.7%	$15,298,782	3.7%	$418,708,143	100%
NCSLT 2003-1	$338,002,573	86.9%	$14,152,503	3.6%	$9,622,779	2.5%	$13,092,478	3.4%	$14,196,187	3.6%	$389,066,520	100%
NCMSLT-I	$519,830,613	89.7%	$17,490,658	3.0%	$9,830,513	1.7%	$14,592,669	2.5%	$18,017,662	3.1%	$579,762,115	100%

As of: 3/31/2008

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$115,979,010	93.5%	$4,623,398	3.7%	$1,594,458	1.3%	$1,194,487	1.0%	$692,501	0.6%	$124,083,854	100%
NCSLT 2007-3	$115,108,466	94.3%	$3,732,430	3.1%	$1,375,821	1.1%	$1,119,873	0.9%	$715,890	0.6%	$122,052,481	100%
NCSLT 2007-2	$132,642,617	87.0%	$6,964,569	4.6%	$5,306,228	3.5%	$6,703,622	4.4%	$844,222	0.6%	$152,461,257	100%
NCSLT 2007-1	$158,954,702	83.7%	$8,538,961	4.5%	$6,680,781	3.5%	$13,038,189	6.9%	$2,643,530	1.4%	$189,856,162	100%
NCSLT 2006-4	$173,158,442	81.3%	$12,694,910	6.0%	$8,023,583	3.8%	$12,551,555	5.9%	$6,626,559	3.1%	$213,055,049	100%
NCSLT 2006-3	$370,457,368	85.7%	$19,125,700	4.4%	$12,936,993	3.0%	$19,361,644	4.5%	$10,330,945	2.4%	$432,212,650	100%
NCSLT 2006-2	$165,018,682	83.4%	$10,728,468	5.4%	$6,586,080	3.3%	$9,310,094	4.7%	$6,173,027	3.1%	$197,816,351	100%
NCSLT 2006-1	$281,792,045	85.8%	$16,519,892	5.0%	$8,836,306	2.7%	$13,205,237	4.0%	$8,048,124	2.5%	$328,401,604	100%
NCSLT 2005-3	$510,419,878	87.5%	$25,664,262	4.4%	$14,077,930	2.4%	$19,376,017	3.3%	$14,031,505	2.4%	$583,569,591	100%
NCSLT 2005-2	$212,326,426	86.6%	$11,732,467	4.8%	$6,168,259	2.5%	$8,941,094	3.6%	$6,020,143	2.5%	$245,188,388	100%
NCSLT 2005-1	$383,095,433	89.5%	$16,005,602	3.7%	$7,703,033	1.8%	$12,053,791	2.8%	$8,942,979	2.1%	$427,800,838	100%
NCSLT 2004-2	$392,480,070	87.3%	$19,557,367	4.3%	$10,634,504	2.4%	$15,932,219	3.5%	$10,996,645	2.4%	$449,600,805	100%
NCSLT 2004-1	$353,892,215	89.4%	$13,860,541	3.5%	$7,943,565	2.0%	$11,126,378	2.8%	$8,866,216	2.2%	$395,688,915	100%
NCSLT 2003-1	$346,276,022	89.1%	$15,671,452	4.0%	$7,796,364	2.0%	$10,172,922	2.6%	$8,535,129	2.2%	$388,451,888	100%
NCMSLT-I	$519,685,542	90.6%	$19,340,229	3.4%	$9,578,163	1.7%	$14,283,019	2.5%	$10,471,381	1.8%	$573,358,334	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

6

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-4	$98,545,860	95.0%	$2,800,635	2.7%	$1,111,863	1.1%	$1,159,637	1.1%	$100,027	0.1%	$103,718,021	100%
NCSLT 2007-3	$98,727,397	94.9%	$2,639,201	2.5%	$1,417,975	1.4%	$1,099,511	1.1%	$142,427	0.1%	$104,026,512	100%
NCSLT 2007-2	$139,090,263	94.3%	$4,488,010	3.0%	$2,052,338	1.4%	$1,429,383	1.0%	$505,989	0.3%	$147,565,984	100%
NCSLT 2007-1	$175,264,358	91.5%	$6,964,316	3.6%	$4,120,415	2.2%	$4,573,160	2.4%	$530,603	0.3%	$191,452,852	100%
NCSLT 2006-4	$189,500,610	87.5%	$9,453,303	4.4%	$5,646,626	2.6%	$9,357,548	4.3%	$2,650,636	1.2%	$216,608,723	100%
NCSLT 2006-3	$403,538,614	90.5%	$14,707,067	3.3%	$8,288,241	1.9%	$14,691,085	3.3%	$4,523,184	1.0%	$445,748,191	100%
NCSLT 2006-2	$173,772,631	86.8%	$9,137,352	4.6%	$4,883,910	2.4%	$8,917,912	4.5%	$3,538,788	1.8%	$200,250,593	100%
NCSLT 2006-1	$299,297,395	89.2%	$12,942,330	3.9%	$6,526,948	1.9%	$11,324,298	3.4%	$5,341,073	1.6%	$335,432,044	100%
NCSLT 2005-3	$549,384,198	89.8%	$21,914,189	3.6%	$11,576,460	1.9%	$20,377,429	3.3%	$8,204,591	1.3%	$611,456,867	100%
NCSLT 2005-2	$226,453,317	88.4%	$10,069,015	3.9%	$5,089,478	2.0%	$9,280,055	3.6%	$5,180,240	2.0%	$256,072,104	100%
NCSLT 2005-1	$392,617,335	90.3%	$14,428,075	3.3%	$7,958,575	1.8%	$13,043,791	3.0%	$6,809,909	1.6%	$434,857,685	100%
NCSLT 2004-2	$412,451,614	88.4%	$19,353,373	4.1%	$10,050,296	2.2%	$16,387,864	3.5%	$8,237,022	1.8%	$466,480,169	100%
NCSLT 2004-1	$359,652,690	89.5%	$15,004,565	3.7%	$7,345,330	1.8%	$13,144,720	3.3%	$6,557,747	1.6%	$401,705,051	100%

As of: 9/30/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-2	$64,543,501	92.8%	$1,981,890	2.9%	$1,784,997	2.6%	$1,138,122	1.6%	$90,438	0.1%	$69,538,948	100%
NCSLT 2007-1	$90,791,197	91.1%	$4,535,431	4.6%	$2,710,027	2.7%	$993,674	1.0%	$602,625	0.6%	$99,632,954	100%
NCSLT 2006-4	$106,949,937	79.2%	$11,222,151	8.3%	$11,912,090	8.8%	$3,924,668	2.9%	$1,085,144	0.8%	$135,093,991	100%
NCSLT 2006-3	$234,009,525	83.3%	$18,122,508	6.5%	$19,117,331	6.8%	$7,366,523	2.6%	$2,297,561	0.8%	$280,913,447	100%
NCSLT 2006-2	$113,516,451	78.4%	$11,458,626	7.9%	$11,194,936	7.7%	$5,244,369	3.6%	$3,446,412	2.4%	$144,860,794	100%
NCSLT 2006-1	$214,337,266	83.2%	$15,327,225	6.0%	$15,665,803	6.1%	$7,535,579	2.9%	$4,651,613	1.8%	$257,517,485	100%
NCSLT 2005-3	$410,871,676	84.9%	$27,176,502	5.6%	$23,595,017	4.9%	$13,390,376	2.8%	$9,027,533	1.9%	$484,061,104	100%
NCSLT 2005-2	$184,846,592	84.1%	$11,942,120	5.4%	$10,435,576	4.7%	$7,316,378	3.3%	$5,272,792	2.4%	$219,813,457	100%
NCSLT 2005-1	$330,618,852	87.0%	$17,194,516	4.5%	$13,699,747	3.6%	$10,802,745	2.8%	$7,634,189	2.0%	$379,950,049	100%
NCSLT 2004-2	$347,460,825	85.1%	$21,723,853	5.3%	$17,580,530	4.3%	$12,590,277	3.1%	$8,860,051	2.2%	$408,215,536	100%
NCSLT 2004-1	$327,355,718	87.4%	$17,165,360	4.6%	$12,360,024	3.3%	$10,623,882	2.8%	$7,132,825	1.9%	$374,637,808	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

7

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 6/30/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2007-1	$78,167,541	96.4%	$752,076	0.9%	$1,007,536	1.2%	$1,087,815	1.3%	$33,028	0.0%	$81,047,995	100%
NCSLT 2006-4	$117,961,997	93.3%	$3,894,687	3.1%	$2,438,919	1.9%	$1,357,544	1.1%	$837,013	0.7%	$126,490,160	100%
NCSLT 2006-3	$254,345,747	93.4%	$7,751,574	2.8%	$5,414,202	2.0%	$3,540,815	1.3%	$1,289,699	0.5%	$272,342,037	100%
NCSLT 2006-2	$124,751,148	88.3%	$5,700,879	4.0%	$4,012,353	2.8%	$4,441,019	3.1%	$2,396,485	1.7%	$141,301,885	100%
NCSLT 2006-1	$233,530,151	90.5%	$7,728,939	3.0%	$6,431,146	2.5%	$6,109,070	2.4%	$4,179,695	1.6%	$257,979,001	100%
NCSLT 2005-3	$432,935,443	90.2%	$16,222,495	3.4%	$11,261,315	2.3%	$12,334,343	2.6%	$7,178,779	1.5%	$479,932,375	100%
NCSLT 2005-2	$199,368,436	89.1%	$8,079,977	3.6%	$5,570,757	2.5%	$7,265,033	3.2%	$3,584,122	1.6%	$223,868,326	100%
NCSLT 2005-1	$346,608,398	90.2%	$12,113,084	3.2%	$9,029,876	2.3%	$10,887,202	2.8%	$5,838,521	1.5%	$384,477,081	100%
NCSLT 2004-2	$368,703,321	88.9%	$16,475,522	4.0%	$9,530,867	2.3%	$12,598,253	3.0%	$7,597,387	1.8%	$414,905,350	100%
NCSLT 2004-1	$343,080,590	90.1%	$14,505,049	3.8%	$7,616,052	2.0%	$10,197,844	2.7%	$5,435,817	1.4%	$380,835,353	100%

As of: 3/31/2007

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-4	$70,184,695	93.7%	$2,823,487	3.8%	$842,970	1.1%	$1,073,561	1.4%	$13,187	0.0%	$74,937,900	100%
NCSLT 2006-3	$176,085,335	94.7%	$5,082,568	2.7%	$2,155,524	1.2%	$1,694,570	0.9%	$864,316	0.5%	$185,882,313	100%
NCSLT 2006-2	$89,773,512	87.0%	$5,134,765	5.0%	$3,224,785	3.1%	$4,258,156	4.1%	$824,333	0.8%	$103,215,550	100%
NCSLT 2006-1	$182,268,043	88.8%	$8,580,386	4.2%	$5,088,548	2.5%	$7,558,772	3.7%	$1,713,207	0.8%	$205,208,957	100%
NCSLT 2005-3	$363,587,572	88.8%	$17,999,657	4.4%	$10,303,856	2.5%	$12,589,353	3.1%	$5,112,727	1.2%	$409,593,165	100%
NCSLT 2005-2	$171,064,488	87.8%	$9,107,970	4.7%	$5,123,380	2.6%	$6,328,681	3.2%	$3,117,048	1.6%	$194,741,566	100%
NCSLT 2005-1	$318,691,639	89.3%	$14,316,807	4.0%	$9,075,652	2.5%	$9,870,398	2.8%	$4,978,282	1.4%	$356,932,778	100%
NCSLT 2004-2	$330,655,146	87.4%	$19,060,245	5.0%	$9,748,081	2.6%	$11,676,767	3.1%	$7,135,612	1.9%	$378,275,851	100%
NCSLT 2004-1	$325,422,106	89.4%	$14,923,464	4.1%	$8,129,085	2.2%	$9,140,822	2.5%	$6,503,826	1.8%	$364,119,303	100%

As of: 12/31/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$151,952,589	94.7%	$4,269,967	2.7%	$1,985,443	1.2%	$2,208,340	1.4%	$69,131	0.0%	$160,485,469	100%
NCSLT 2006-2	$88,627,097	92.9%	$3,349,092	3.5%	$1,559,795	1.6%	$1,392,040	1.5%	$450,847	0.5%	$95,378,871	100%
NCSLT 2006-1	$188,168,709	93.5%	$6,192,126	3.1%	$3,035,509	1.5%	$3,297,639	1.5%	$533,883	0.3%	$201,227,866	100%
NCSLT 2005-3	$373,626,935	92.5%	$12,281,803	3.0%	$6,624,146	1.6%	$9,386,020	2.3%	$1,792,099	0.4%	$403,711,003	100%
NCSLT 2005-2	$173,325,167	90.8%	$6,927,689	3.6%	$3,593,702	1.9%	$5,466,445	2.9%	$1,494,526	0.8%	$190,807,528	100%
NCSLT 2005-1	$328,367,499	91.8%	$12,078,789	3.4%	$5,452,906	1.5%	$8,706,369	2.4%	$3,182,327	0.9%	$357,787,890	100%
NCSLT 2004-2	$340,128,356	89.4%	$15,125,987	4.0%	$8,762,431	2.3%	$12,357,367	3.2%	$4,092,751	1.1%	$380,466,892	100%
NCSLT 2004-1	$331,087,211	90.1%	$13,128,155	3.6%	$7,211,864	2.0%	$11,174,496	3.0%	$5,034,536	1.4%	$367,636,262	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

8

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-3	$115,740,215	97.8%	$1,124,621	1.0%	$1,073,330	0.9%	$301,223	0.3%	$50,536	0.0%	$118,289,926	100%
NCSLT 2006-2	$49,076,312	93.5%	$1,320,280	2.5%	$1,171,919	2.2%	$825,931	1.6%	$78,371	0.1%	$52,472,814	100%
NCSLT 2006-1	$110,171,897	92.4%	$3,856,997	3.2%	$3,535,348	3.0%	$1,323,327	1.1%	$372,357	0.3%	$119,259,926	100%
NCSLT 2005-3	$226,723,040	88.4%	$11,734,003	4.6%	$12,388,166	4.8%	$4,252,179	1.7%	$1,308,602	0.5%	$256,405,990	100%
NCSLT 2005-2	$120,116,059	85.1%	$8,114,825	5.7%	$8,034,211	5.7%	$3,123,566	2.2%	$1,823,264	1.3%	$141,211,925	100%
NCSLT 2005-1	$227,141,572	87.3%	$13,096,748	5.0%	$11,007,560	4.2%	$5,825,824	2.2%	$3,092,084	1.2%	$260,163,789	100%
NCSLT 2004-2	$266,520,754	85.9%	$17,049,246	5.5%	$14,857,208	4.8%	$7,752,530	2.5%	$4,259,481	1.4%	$310,439,219	100%
NCSLT 2004-1	$287,636,386	87.0%	$15,750,346	4.8%	$12,312,613	3.7%	$9,448,625	2.9%	$5,387,358	1.6%	$330,535,328	100%

As of: 6/30/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-2	$48,716,446	97.2%	$557,759	1.1%	$591,485	1.2%	$201,341	0.4%	$37,679	0.1%	$50,104,710	100%
NCSLT 2006-1	$104,242,003	97.2%	$1,126,444	1.1%	$698,469	0.7%	$1,045,733	1.0%	$108,532	0.1%	$107,221,180	100%
NCSLT 2005-3	$238,074,603	95.1%	$4,980,107	2.0%	$3,350,295	1.3%	$3,096,647	1.2%	$852,213	0.3%	$250,353,865	100%
NCSLT 2005-2	$130,076,850	92.0%	$4,142,374	2.9%	$2,471,209	1.7%	$3,604,672	2.5%	$1,116,074	0.8%	$141,411,180	100%
NCSLT 2005-1	$240,015,058	91.0%	$8,129,771	3.1%	$6,001,750	2.3%	$6,829,783	2.6%	$2,719,012	1.0%	$263,695,374	100%
NCSLT 2004-2	$273,823,264	90.2%	$9,414,866	3.1%	$7,473,851	2.5%	$8,955,345	2.9%	$3,992,882	1.3%	$303,660,209	100%
NCSLT 2004-1	$302,233,495	89.4%	$12,308,590	3.6%	$8,377,001	2.5%	$12,063,574	3.6%	$3,045,304	0.9%	$338,027,963	100%

As of: 3/31/2006

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2006-1	$88,747,091	96.8%	$2,186,511	2.4%	$441,649	0.5%	$283,466	0.3%	$0	0.0%	$91,658,717	100%
NCSLT 2005-3	$167,831,227	95.1%	$4,949,481	2.8%	$1,771,025	1.0%	$1,458,963	0.8%	$381,283	0.2%	$176,391,979	100%
NCSLT 2005-2	$99,587,077	91.1%	$3,488,177	3.2%	$2,559,421	2.3%	$3,479,866	3.2%	$232,904	0.2%	$109,347,445	100%
NCSLT 2005-1	$197,883,482	89.4%	$8,292,033	3.7%	$6,015,452	2.7%	$7,998,992	3.6%	$1,088,445	0.5%	$221,278,404	100%
NCSLT 2004-2	$219,698,077	87.3%	$11,712,029	4.7%	$6,533,502	2.6%	$10,828,134	4.3%	$2,783,570	1.1%	$251,555,312	100%
NCSLT 2004-1	$271,314,444	89.0%	$13,641,598	4.5%	$7,101,558	2.3%	$9,246,413	3.0%	$3,672,319	1.2%	$304,976,332	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

9

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-3	$154,958,758	95.8%	$3,945,941	2.4%	$1,651,188	1.0%	$1,260,778	0.8%	$16,271	0.0%	$161,832,937	100%
NCSLT 2005-2	$99,878,622	95.6%	$2,463,708	2.4%	$1,255,873	1.2%	$755,340	0.7%	$159,960	0.2%	$104,513,503	100%
NCSLT 2005-1	$212,144,220	95.0%	$4,779,652	2.1%	$2,642,980	1.2%	$3,372,715	1.5%	$337,571	0.2%	$223,277,138	100%
NCSLT 2004-2	$226,106,579	91.7%	$8,506,504	3.4%	$4,595,071	1.9%	$6,011,861	2.4%	$1,359,318	0.6%	$246,579,334	100%
NCSLT 2004-1	$268,473,560	91.9%	$9,112,448	3.1%	$4,898,877	1.7%	$7,396,054	2.5%	$2,295,225	0.8%	$292,176,164	100%

As of: 9/30/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$66,810,628	97.3%	$539,525	0.8%	$647,094	0.9%	$594,085	0.9%	$47,457	0.1%	$68,638,789	100%
NCSLT 2005-1	$111,773,282	92.8%	$4,092,705	3.4%	$3,162,488	2.6%	$1,098,599	0.9%	$349,145	0.3%	$120,476,219	100%
NCSLT 2004-2	$151,803,041	89.9%	$6,328,508	3.7%	$7,514,300	4.4%	$2,576,426	1.5%	$685,985	0.4%	$168,908,259	100%
NCSLT 2004-1	$202,764,379	88.7%	$10,092,526	4.4%	$9,098,614	4.0%	$4,625,282	2.0%	$2,042,161	0.9%	$228,622,962	100%

As of: 6/30/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-2	$66,894,958	98.7%	$269,469	0.4%	$383,178	0.6%	$228,703	0.3%	$18,715	0.0%	$67,795,023	100%
NCSLT 2005-1	$107,134,700	97.3%	$1,148,595	1.0%	$841,966	0.8%	$809,117	0.7%	$221,328	0.2%	$110,155,706	100%
NCSLT 2004-2	$153,477,449	95.8%	$2,234,592	1.4%	$2,244,842	1.4%	$1,847,332	1.2%	$341,980	0.2%	$160,146,196	100%
NCSLT 2004-1	$208,466,356	93.3%	$5,091,795	2.3%	$3,623,978	1.6%	$4,126,981	1.8%	$2,224,722	1.0%	$223,533,832	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

10

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Delinquency Data For Loans in Repayment (Excluding Forbearance)
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2005

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2005-1	$88,474,729	96.9%	$2,013,922	2.2%	$461,637	0.5%	$375,708	0.4%	$2,039	0.0%	$91,328,035	100%
NCSLT 2004-2	$117,491,517	96.5%	$2,953,180	2.4%	$539,664	0.4%	$652,016	0.5%	$153,437	0.1%	$121,789,814	100%
NCSLT 2004-1	$167,758,987	91.4%	$5,739,723	3.1%	$3,999,756	2.2%	$5,400,095	2.9%	$570,613	0.3%	$183,469,174	100%

As of: 12/31/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-2	$109,467,394	96.5%	$2,673,103	2.4%	$854,546	0.8%	$442,148	0.4%	$47,996	0.0%	$113,485,186	100%
NCSLT 2004-1	$170,115,903	96.0%	$3,884,686	2.2%	$1,580,645	0.9%	$1,275,227	0.7%	$406,023	0.2%	$177,262,484	100%

As of: 9/30/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$91,958,919	96.5%	$1,345,873	1.4%	$1,047,701	1.1%	$793,566	0.8%	$129,038	0.1%	$95,275,097	100%

As of: 6/30/2004

	Current		31 - 60 Days		61 - 90 Days		91 - 180 Days		> 180 Days		TOTALS
	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent	Balance*	Percent

Trust

NCSLT 2004-1	$88,143,992	98.8%	$342,258	0.4%	$416,178	0.5%	$355,468	0.4%	$0	0.0%	$89,257,895	100%

Note: First Marblehead Education Resources, Inc., in its capacity as Special Servicer to The National Collegiate Student Loan Trusts, has developed and implemented a number of portfolio management strategies based on a borrower’s risk profile. For the purposes of this Static Pool report, all borrowers who are current in making repayments, even if the original amount of such repayments has been reduced pursuant to a modified payment plan, are considered current. As these strategies continue to season, the Static Pool reporting for the applicable trusts will be enhanced with more granular trust performance data as it becomes available.

*Balances include principal plus capitalized interest. Delinquencies include only loans in repayment or loans with deferred principal payments (interest-only loans). Balance totals may not tie out due to rounding to the nearest dollar.

11

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 12/31/2010

	Cumulative Defaulted Loans(1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$109,944,359	13.25%	$66,760,524	$5,871,457	$0
NCSLT 2007-3	$107,461,514	12.94%	$67,598,850	$5,464,732	$0
NCSLT 2007-2	$113,252,458	16.17%	$48,809,898	$5,309,425	$0
NCSLT 2007-1	$113,480,900	15.38%	$45,947,589	$4,544,484	$0
NCSLT 2006-4	$125,904,124	17.58%	$44,012,812	$5,288,756	$0
NCSLT 2006-3	$200,899,355	14.37%	$93,031,869	$6,634,438	$0
NCSLT 2006-2	$101,805,287	18.69%	$28,158,558	$3,157,799	$0
NCSLT 2006-1	$124,619,203	15.00%	$41,051,938	$3,349,252	$0
NCSLT 2005-3	$206,734,387	14.12%	$74,207,774	$5,628,712	$0
NCSLT 2005-2	$94,653,671	16.92%	$30,590,660	$2,955,024	$0
NCSLT 2005-1	$124,796,312	14.78%	$47,238,962	$3,015,889	$0
NCSLT 2004-2	$164,938,564	16.53%	$54,188,210	$2,879,245	$0
NCSLT 2004-1	$131,971,506	18.09%	$48,390,314	$1,633,134	$0
NCSLT 2003-1	$123,594,974	19.30%	$48,725,087	$1,208,905	$0
NCMSLT-I	$169,675,483	16.21%	$86,344,234	$1,989,949	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 9/30/2010

	Cumulative Defaulted Loans(1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$94,741,442	12.89%	$6,663,474	$14,014,964	$0
NCSLT 2007-3	$93,988,265	12.81%	$6,007,774	$13,161,515	$0
NCSLT 2007-2	$99,931,981	15.57%	$14,242,883	$12,002,000	$0
NCSLT 2007-1	$102,156,183	15.19%	$20,061,054	$10,005,596	$0
NCSLT 2006-4	$113,973,617	17.22%	$29,186,528	$10,069,655	$0
NCSLT 2006-3	$183,882,358	14.20%	$47,812,830	$16,155,049	$0
NCSLT 2006-2	$94,210,759	18.19%	$28,158,558	$7,274,557	$0
NCSLT 2006-1	$115,435,162	14.73%	$41,051,938	$7,229,314	$0
NCSLT 2005-3	$193,747,523	13.64%	$74,207,774	$12,427,257	$0
NCSLT 2005-2	$87,872,071	16.20%	$30,590,660	$4,385,617	$0
NCSLT 2005-1	$117,928,084	13.98%	$47,238,962	$6,031,999	$0
NCSLT 2004-2	$156,323,472	15.68%	$54,188,210	$8,164,364	$0
NCSLT 2004-1	$127,583,145	17.50%	$48,390,314	$3,610,900	$0
NCSLT 2003-1	$120,870,863	18.88%	$48,725,087	$2,547,761	$0
NCMSLT-I	$165,255,739	15.87%	$85,710,275	$3,816,832	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 6/30/2010

	Cumulative Defaulted Loans(1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$81,802,279	11.29%	$6,663,474	$15,041,755	$0
NCSLT 2007-3	$82,258,702	11.42%	$6,007,774	$14,659,852	$0
NCSLT 2007-2	$89,266,015	14.16%	$14,242,883	$13,048,898	$0
NCSLT 2007-1	$92,891,470	13.99%	$20,061,054	$10,690,005	$0
NCSLT 2006-4	$104,905,441	16.18%	$29,186,528	$11,741,031	$0
NCSLT 2006-3	$169,517,023	13.26%	$47,822,296	$17,498,614	$0
NCSLT 2006-2	$87,623,151	17.19%	$28,158,558	$7,596,548	$0
NCSLT 2006-1	$109,346,685	14.19%	$41,051,938	$8,555,512	$0
NCSLT 2005-3	$183,291,874	13.27%	$74,220,960	$15,412,341	$0
NCSLT 2005-2	$84,474,060	15.92%	$30,590,660	$6,495,669	$0
NCSLT 2005-1	$112,979,666	13.51%	$47,238,962	$7,071,763	$0
NCSLT 2004-2	$149,233,825	14.98%	$54,188,210	$10,054,655	$0
NCSLT 2004-1	$125,152,745	17.17%	$48,390,314	$6,852,697	$0
NCSLT 2003-1	$119,020,466	18.60%	$48,725,087	$5,072,107	$0
NCMSLT-I	$162,091,293	15.60%	$84,843,678	$6,056,887	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2010

	Cumulative Defaulted Loans(1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$72,695,876	10.95%	$6,663,474	$20,060,296	$0
NCSLT 2007-3	$72,667,204	10.99%	$6,007,774	$20,262,553	$0
NCSLT 2007-2	$80,845,966	13.74%	$14,201,773	$18,737,493	$0
NCSLT 2007-1	$86,390,383	13.92%	$20,059,553	$16,921,059	$0
NCSLT 2006-4	$98,512,273	16.12%	$29,168,133	$17,440,160	$0
NCSLT 2006-3	$157,829,300	13.09%	$47,777,051	$24,090,959	$0
NCSLT 2006-2	$82,395,034	16.92%	$28,107,560	$11,818,326	$0
NCSLT 2006-1	$104,424,886	14.15%	$41,009,016	$13,361,468	$0
NCSLT 2005-3	$173,993,407	13.10%	$74,095,514	$21,482,025	$0
NCSLT 2005-2	$80,159,963	15.56%	$30,584,036	$8,655,986	$0
NCSLT 2005-1	$108,793,489	13.46%	$47,094,147	$11,719,789	$0
NCSLT 2004-2	$143,414,292	14.44%	$54,070,039	$14,885,685	$0
NCSLT 2004-1	$121,779,022	16.76%	$48,323,782	$10,303,027	$0
NCSLT 2003-1	$116,984,257	18.32%	$48,590,143	$9,724,371	$0
NCMSLT-I	$158,967,478	15.40%	$83,693,623	$10,182,797	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 12/31/2009

	Cumulative Defaulted Loans(1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$55,929,108	8.34%	$6,663,474	$15,349,565	$0
NCSLT 2007-3	$56,193,275	8.40%	$6,007,774	$17,473,225	$0
NCSLT 2007-2	$67,134,338	11.21%	$14,201,773	$18,349,814	$0
NCSLT 2007-1	$73,741,009	11.68%	$20,059,553	$16,811,072	$0
NCSLT 2006-4	$85,975,591	13.66%	$29,168,133	$17,609,081	$0
NCSLT 2006-3	$139,417,333	11.42%	$47,777,051	$25,447,578	$0
NCSLT 2006-2	$74,379,074	15.19%	$28,107,560	$12,254,646	$0
NCSLT 2006-1	$94,918,299	12.87%	$41,009,016	$13,300,415	$0
NCSLT 2005-3	$158,581,536	11.99%	$74,095,514	$22,019,178	$0
NCSLT 2005-2	$73,794,866	14.52%	$30,584,036	$8,616,454	$0
NCSLT 2005-1	$100,405,857	12.53%	$47,094,147	$10,998,836	$0
NCSLT 2004-2	$132,658,453	14.14%	$54,070,039	$15,335,470	$0
NCSLT 2004-1	$115,064,047	15.85%	$48,323,782	$11,360,373	$0
NCSLT 2003-1	$110,276,766	17.28%	$48,590,143	$10,782,601	$0
NCMSLT-I	$151,739,734	14.72%	$82,604,890	$10,746,285	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2009

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$42,653,176	7.71%	$6,663,474	$15,802,117	$0
NCSLT 2007-3	$41,349,926	7.48%	$6,007,774	$15,786,938	$0
NCSLT 2007-2	$52,222,968	10.03%	$14,201,773	$15,321,637	$0
NCSLT 2007-1	$60,222,457	10.88%	$20,054,894	$18,381,368	$0
NCSLT 2006-4	$71,802,859	12.73%	$29,168,133	$16,011,910	$0
NCSLT 2006-3	$118,711,461	10.93%	$47,772,717	$25,610,099	$0
NCSLT 2006-2	$64,550,118	14.36%	$28,107,560	$12,417,976	$0
NCSLT 2006-1	$84,249,938	12.37%	$41,009,016	$14,816,810	$0
NCSLT 2005-3	$140,773,743	11.39%	$74,095,514	$21,239,100	$0
NCSLT 2005-2	$66,942,353	13.74%	$30,584,036	$8,412,354	$0
NCSLT 2005-1	$91,969,229	11.85%	$47,093,683	$9,773,726	$0
NCSLT 2004-2	$120,807,686	13.33%	$54,070,039	$14,012,110	$0
NCSLT 2004-1	$105,803,835	14.64%	$48,321,882	$9,332,227	$0
NCSLT 2003-1	$101,513,981	15.92%	$48,589,838	$7,927,324	$0
NCMSLT-I	$143,002,851	13.95%	$82,079,370	$9,141,570	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 6/30/2009

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by Guarantor	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$25,877,068	4.94%	$6,659,301	$7,866,104	$0
NCSLT 2007-3	$24,032,126	4.59%	$5,974,073	$7,337,191	$0
NCSLT 2007-2	$35,645,986	7.03%	$14,201,773	$8,041,134	$0
NCSLT 2007-1	$41,495,748	7.65%	$20,053,549	$9,151,824	$0
NCSLT 2006-4	$55,534,158	10.06%	$29,190,475	$11,517,398	$0
NCSLT 2006-3	$92,356,599	8.63%	$47,803,721	$18,118,179	$0
NCSLT 2006-2	$51,403,428	11.60%	$28,106,075	$7,664,873	$0
NCSLT 2006-1	$69,448,733	10.32%	$41,014,235	$10,011,404	$0
NCSLT 2005-3	$118,768,274	9.74%	$74,101,882	$15,580,241	$0
NCSLT 2005-2	$58,064,949	12.04%	$30,582,614	$6,171,138	$0
NCSLT 2005-1	$81,890,492	10.65%	$47,102,041	$8,014,436	$0
NCSLT 2004-2	$106,590,547	11.96%	$54,068,293	$10,561,447	$0
NCSLT 2004-1	$96,733,532	13.40%	$48,321,882	$8,798,646	$0
NCSLT 2003-1	$92,954,623	14.59%	$48,589,838	$6,674,936	$0
NCMSLT-I	$133,401,552	13.04%	$80,725,350	$10,842,689	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2009

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$18,082,097	4.09%	$6,659,301	$7,988,984	$0
NCSLT 2007-3	$16,155,368	3.69%	$5,981,486	$6,834,948	$0
NCSLT 2007-2	$27,810,585	6.30%	$14,201,773	$9,575,777	$0
NCSLT 2007-1	$32,205,865	6.61%	$20,161,435	$8,288,327	$0
NCSLT 2006-4	$45,016,286	8.91%	$29,190,460	$10,450,980	$0
NCSLT 2006-3	$75,020,573	7.63%	$47,803,721	$18,546,335	$0
NCSLT 2006-2	$43,993,865	10.58%	$28,106,075	$7,149,020	$0
NCSLT 2006-1	$59,222,550	9.31%	$41,014,235	$9,139,418	$0
NCSLT 2005-3	$103,553,854	8.95%	$74,129,714	$16,655,168	$0
NCSLT 2005-2	$52,292,179	11.31%	$30,589,327	$7,273,494	$0
NCSLT 2005-1	$74,242,552	9.98%	$47,120,703	$7,853,000	$0
NCSLT 2004-2	$96,683,406	11.26%	$54,071,270	$10,648,112	$0
NCSLT 2004-1	$88,552,554	12.36%	$48,338,792	$9,473,993	$0
NCSLT 2003-1	$86,990,573	13.71%	$48,589,838	$7,004,338	$0
NCMSLT-I	$123,884,528	12.23%	$79,367,622	$10,257,474	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 12/31/2008

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$9,101,491	2.23%	$5,875,643	$3,225,849	$0
NCSLT 2007-3	$8,656,390	2.12%	$5,082,689	$3,573,701	$0
NCSLT 2007-2	$17,371,802	4.27%	$12,918,347	$4,453,455	$0
NCSLT 2007-1	$23,147,680	5.03%	$18,997,532	$4,150,148	$0
NCSLT 2006-4	$33,407,024	6.83%	$27,901,361	$5,505,663	$0
NCSLT 2006-3	$54,122,481	5.65%	$44,950,065	$9,172,416	$0
NCSLT 2006-2	$36,038,824	8.90%	$28,109,439	$6,174,429	$0
NCSLT 2006-1	$48,886,024	7.85%	$40,905,453	$7,044,802	$0
NCSLT 2005-3	$84,472,452	7.52%	$73,101,417	$11,371,035	$0
NCSLT 2005-2	$44,230,947	9.73%	$30,589,327	$5,441,708	$0
NCSLT 2005-1	$65,594,651	8.95%	$47,140,105	$7,399,049	$0
NCSLT 2004-2	$84,410,246	10.08%	$54,071,270	$8,961,516	$0
NCSLT 2004-1	$78,640,838	11.00%	$48,338,792	$7,618,131	$0
NCSLT 2003-1	$79,074,635	12.48%	$48,589,838	$8,186,382	$0
NCMSLT-I	$112,716,417	11.21%	$76,402,805	$9,965,063	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2008

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$5,152,657	1.94%	$2,800,340	$2,352,317	$0
NCSLT 2007-3	$4,308,702	1.62%	$2,575,944	$1,732,758	$0
NCSLT 2007-2	$11,696,981	3.92%	$6,405,602	$5,291,380	$0
NCSLT 2007-1	$17,827,945	5.13%	$11,852,693	$5,975,252	$0
NCSLT 2006-4	$27,316,949	7.04%	$19,346,402	$7,970,548	$0
NCSLT 2006-3	$43,702,367	5.64%	$31,483,860	$12,218,506	$0
NCSLT 2006-2	$28,740,486	8.26%	$21,725,136	$7,015,350	$0
NCSLT 2006-1	$41,157,995	7.59%	$32,060,909	$9,097,086	$0
NCSLT 2005-3	$71,717,888	7.29%	$56,834,019	$14,883,869	$0
NCSLT 2005-2	$38,142,899	9.14%	$30,561,366	$6,155,765	$0
NCSLT 2005-1	$57,752,574	8.40%	$47,009,189	$8,919,393	$0
NCSLT 2004-2	$74,624,325	9.77%	$54,060,698	$10,566,484	$0
NCSLT 2004-1	$70,050,638	10.10%	$48,359,239	$7,272,988	$0
NCSLT 2003-1	$70,001,465	11.08%	$48,589,838	$7,988,560	$0
NCMSLT-I	$101,871,823	10.24%	$76,402,805	$9,073,259	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 6/30/2008

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$2,263,489	0.97%	$447,013	$1,816,476	$0
NCSLT 2007-3	$1,907,306	0.82%	$434,338	$1,472,968	$0
NCSLT 2007-2	$5,089,532	1.88%	$1,351,916	$3,737,617	$0
NCSLT 2007-1	$9,754,568	3.00%	$1,943,783	$7,810,785	$0
NCSLT 2006-4	$16,831,608	4.66%	$5,240,031	$11,591,577	$0
NCSLT 2006-3	$28,382,218	3.86%	$10,101,805	$18,280,413	$0
NCSLT 2006-2	$19,965,308	5.95%	$10,443,805	$9,521,503	$0
NCSLT 2006-1	$29,842,985	5.62%	$16,851,846	$12,991,139	$0
NCSLT 2005-3	$54,298,676	5.63%	$32,813,005	$21,485,671	$0
NCSLT 2005-2	$31,070,854	7.55%	$20,712,525	$10,358,329	$0
NCSLT 2005-1	$46,984,756	6.94%	$33,478,744	$13,506,012	$0
NCSLT 2004-2	$63,005,327	8.38%	$44,879,770	$18,125,557	$0
NCSLT 2004-1	$61,240,349	9.26%	$47,132,562	$14,107,787	$0
NCSLT 2003-1	$60,605,640	9.62%	$47,863,390	$12,742,250	$0
NCMSLT-I	$91,540,985	9.23%	$74,747,986	$16,792,998	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2008

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$1,293,045	0.85%	$447,013	$846,031	$0
NCSLT 2007-3	$978,245	0.65%	$434,338	$543,907	$0
NCSLT 2007-2	$2,264,148	1.13%	$1,351,916	$912,232	$0
NCSLT 2007-1	$4,113,710	1.61%	$1,943,783	$2,169,926	$0
NCSLT 2006-4	$11,562,743	3.88%	$5,240,031	$6,322,713	$0
NCSLT 2006-3	$19,857,349	3.18%	$10,101,805	$9,755,545	$0
NCSLT 2006-2	$16,152,407	5.50%	$10,443,805	$5,708,602	$0
NCSLT 2006-1	$24,450,922	5.09%	$16,851,846	$7,599,076	$0
NCSLT 2005-3	$46,262,994	5.23%	$32,789,577	$13,473,417	$0
NCSLT 2005-2	$26,687,081	6.92%	$20,712,525	$5,974,556	$0
NCSLT 2005-1	$41,501,742	6.44%	$33,471,364	$8,030,378	$0
NCSLT 2004-2	$55,521,430	7.84%	$44,879,770	$10,641,660	$0
NCSLT 2004-1	$55,638,929	8.84%	$47,125,830	$8,513,099	$0
NCSLT 2003-1	$55,440,954	9.25%	$47,858,469	$7,582,486	$0
NCMSLT-I	$84,644,687	8.68%	$74,747,986	$9,896,701	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 12/31/2007

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-4	$288,667	0.24%	$131,198	$157,469	$0
NCSLT 2007-3	$193,425	0.16%	$24,798	$168,627	$0
NCSLT 2007-2	$1,140,457	0.67%	$528,893	$611,564	$0
NCSLT 2007-1	$1,600,967	0.69%	$1,084,610	$516,357	$0
NCSLT 2006-4	$4,857,487	1.76%	$2,603,585	$2,253,903	$0
NCSLT 2006-3	$9,841,882	1.68%	$5,894,128	$3,947,754	$0
NCSLT 2006-2	$10,261,335	3.74%	$7,045,357	$3,215,977	$0
NCSLT 2006-1	$16,741,770	3.64%	$12,221,402	$4,520,368	$0
NCSLT 2005-3	$32,868,736	3.80%	$25,593,756	$7,274,980	$0
NCSLT 2005-2	$20,571,320	5.44%	$15,892,271	$4,679,049	$0
NCSLT 2005-1	$33,561,181	5.37%	$27,937,990	$5,623,191	$0
NCSLT 2004-2	$45,176,167	6.50%	$38,353,272	$6,822,895	$0
NCSLT 2004-1	$47,392,134	7.74%	$41,494,066	$5,898,069	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2007

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-2	$293,465	0.37%	$129,449	$164,016	$0
NCSLT 2007-1	$990,675	0.82%	$399,359	$591,316	$0
NCSLT 2006-4	$2,405,137	1.40%	$1,314,027	$1,091,110	$0
NCSLT 2006-3	$5,278,295	1.39%	$3,273,431	$2,004,864	$0
NCSLT 2006-2	$6,977,435	3.50%	$3,997,358	$2,980,076	$0
NCSLT 2006-1	$11,653,380	3.27%	$7,538,168	$4,115,212	$0
NCSLT 2005-3	$25,038,601	3.61%	$16,703,535	$8,335,066	$0
NCSLT 2005-2	$15,794,114	4.84%	$11,272,532	$4,521,582	$0
NCSLT 2005-1	$27,844,066	5.09%	$20,873,318	$6,970,748	$0
NCSLT 2004-2	$38,206,086	6.27%	$29,854,803	$8,351,283	$0
NCSLT 2004-1	$43,249,379	7.08%	$36,808,796	$6,402,493	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 6/30/2007

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2007-1	$279,818	0.30%	$163,758	$116,061	$0
NCSLT 2006-4	$1,344,983	0.92%	$406,175	$938,807	$0
NCSLT 2006-3	$3,033,642	0.90%	$1,628,358	$1,405,284	$0
NCSLT 2006-2	$4,210,806	2.33%	$2,067,732	$2,143,074	$0
NCSLT 2006-1	$8,056,993	2.39%	$4,401,001	$3,655,992	$0
NCSLT 2005-3	$17,444,669	2.64%	$10,871,770	$6,572,898	$0
NCSLT 2005-2	$11,454,350	3.61%	$8,015,583	$3,438,767	$0
NCSLT 2005-1	$21,435,452	4.00%	$16,078,111	$5,357,342	$0
NCSLT 2004-2	$30,491,843	5.12%	$23,617,860	$6,873,983	$0
NCSLT 2004-1	$34,910,466	6.27%	$29,736,092	$5,174,374	$0

(1) Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2) Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2007

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-4	$248,092	0.29%	$57,717	$190,375	$0
NCSLT 2006-3	$1,498,064	0.65%	$415,158	$1,082,906	$0
NCSLT 2006-2	$2,127,065	1.58%	$1,176,714	$950,351	$0
NCSLT 2006-1	$4,432,771	1.61%	$2,537,812	$1,894,959	$0
NCSLT 2005-3	$10,614,466	1.86%	$5,571,067	$5,043,399	$0
NCSLT 2005-2	$8,322,393	2.95%	$4,964,050	$3,358,343	$0
NCSLT 2005-1	$16,218,410	3.27%	$11,410,815	$4,807,595	$0
NCSLT 2004-2	$24,405,403	4.47%	$17,141,550	$7,263,854	$0
NCSLT 2004-1	$30,176,946	5.71%	$24,030,773	$6,146,173	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 12/31/2006

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-3	$285,552	0.16%	$122,118	$163,433	$0
NCSLT 2006-2	$1,028,977	0.92%	$500,159	$528,818	$0
NCSLT 2006-1	$2,370,431	0.96%	$1,712,266	$658,164	$0
NCSLT 2005-3	$5,233,471	0.99%	$3,405,628	$1,827,843	$0
NCSLT 2005-2	$4,939,455	1.87%	$3,498,172	$1,441,283	$0
NCSLT 2005-1	$10,923,180	2.31%	$8,305,320	$2,617,860	$0
NCSLT 2004-2	$16,924,740	3.21%	$13,297,759	$3,626,981	$0
NCSLT 2004-1	$24,107,753	4.67%	$19,704,943	$4,402,810	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2006

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-3	$110,697	0.09%	$0	$110,697	$0
NCSLT 2006-2	$477,977	0.79%	$86,668	$391,309	$0
NCSLT 2006-1	$1,466,722	1.02%	$804,574	$662,148	$0
NCSLT 2005-3	$3,243,896	0.95%	$1,931,017	$1,312,880	$0
NCSLT 2005-2	$3,621,343	1.85%	$1,901,311	$1,720,032	$0
NCSLT 2005-1	$8,261,653	2.34%	$5,420,776	$2,840,877	$0
NCSLT 2004-2	$13,466,335	3.14%	$9,792,027	$3,674,308	$0
NCSLT 2004-1	$19,861,888	4.33%	$14,988,297	$4,873,591	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 6/30/2006

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust
NCSLT 2006-2	$82,894	0.16%	$0	$82,894	$0
NCSLT 2006-1	$684,733	0.58%	$126,974	$557,759	$0
NCSLT 2005-3	$1,866,717	0.63%	$926,524	$940,193	$0
NCSLT 2005-2	$2,050,271	1.15%	$978,731	$1,071,540	$0
NCSLT 2005-1	$5,570,707	1.67%	$2,810,851	$2,759,856	$0
NCSLT 2004-2	$10,178,224	2.60%	$6,163,240	$4,014,984	$0
NCSLT 2004-1	$15,176,429	3.41%	$11,992,451	$3,183,978	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2006

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2006-1	$61,758	0.06%	$0	$61,758	$0
NCSLT 2005-3	$906,664	0.50%	$354,441	$552,223	$0
NCSLT 2005-2	$886,621	0.63%	$546,398	$340,222	$0
NCSLT 2005-1	$2,726,667	0.96%	$1,457,290	$1,269,377	$0
NCSLT 2004-2	$6,323,651	1.92%	$3,386,935	$2,936,716	$0
NCSLT 2004-1	$12,081,043	3.01%	$8,059,865	$4,021,178	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

As of: 12/31/2005

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-3	$201,028	0.14%	$123,118	$77,911	$0
NCSLT 2005-2	$470,089	0.38%	$266,461	$203,628	$0
NCSLT 2005-1	$1,203,294	0.47%	$794,054	$409,240	$0
NCSLT 2004-2	$3,422,758	1.13%	$2,024,953	$1,397,804	$0
NCSLT 2004-1(3)	$7,216,999	2.07%	$5,118,974	$2,098,025	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2005

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-2	$263,402	0.33%	$64,499	$198,904	$0
NCSLT 2005-1	$759,754	0.53%	$316,133	$443,621	$0
NCSLT 2004-2	$1,981,526	0.96%	$1,045,312	$863,388	$0
NCSLT 2004-1(3)	$5,416,949	1.93%	$3,038,790	$2,378,158	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

As of: 6/30/2005

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-2	$50,219	0.07%	$0	$50,219	$0
NCSLT 2005-1	$346,993	0.29%	$49,589	$297,404	$0
NCSLT 2004-2	$1,011,986	0.55%	$587,333	$424,653	$0
NCSLT 2004-1(3)	$2,739,835	1.18%	$2,250,162	$489,673	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 3/31/2005

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2005-1	$25,798	0.03%	$0	$25,798	$0
NCSLT 2004-2	$559,603	0.41%	$245,096	$314,508	$0
NCSLT 2004-1(3)	$1,919,212	0.92%	$1,185,053	$794,158	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

As of: 12/31/2004

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-2	$144,052	0.12%	$28,700	$115,353	$0
NCSLT 2004-1(3)	$1,048,154	0.62%	$498,354	$549,799	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS	Cumulative Loss Data
Static Pool Information: Prior Securitized Pool Report

As of: 9/30/2004

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-1(3)	$405,767	0.58%	$178,208	$397,545	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

As of: 6/30/2004

	Cumulative Defaulted Loans (1)	Cumulative Default Rate as a Percentage of Loans in Repayment(2)	Cumulative Claim Payment Made by TERI	Claims in Process	Net Loss to Trust as a Result of Claims Rejected

Trust

NCSLT 2004-1(3)	$0	0.00%	$0	$0	$0

(1)Cumulative Defaulted Loans: Cumulative Principal Balance of Student Loans subject to a TERI guaranty event as of the last day of the Collection Period, less cumulative claims cancelled and returned to non-default status.

(2)Cumulative Default Rate as a Percentage of Loans in Repayment: Cumulative Defaulted Loans divided by the Principal Balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the trust. This calculation is intended to provide a measure of cumulative loss as a percentage of loans that have entered repayment status. For the pool balances as of the closing date of the applicable securitization, please see the information under “Original Pool Characteristics.”

(3)Trust loss data is representative of prior month’s servicer reports. Starting March 2006 data will be representative of reporting month.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2010

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,003,958,784	0.62%
NCSLT 2007-3	$1,007,530,522	0.74%
NCSLT 2007-2	$729,918,974	0.65%
NCSLT 2007-1	$731,443,153	0.75%
NCSLT 2006-4	$676,302,512	0.62%
NCSLT 2006-3	$1,279,575,432	0.93%
NCSLT 2006-2	$439,683,718	0.53%
NCSLT 2006-1	$626,560,242	0.84%
NCSLT 2005-3	$1,043,505,921	1.06%
NCSLT 2005-2	$346,631,554	0.87%
NCSLT 2005-1	$504,409,982	1.23%
NCSLT 2004-2	$597,068,484	1.11%
NCSLT 2004-1	$377,724,525	1.58%
NCSLT 2003-1	$321,772,668	1.45%
NCMSLT-I	$486,746,527	1.57%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 9/30/2010

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,025,979,664
NCSLT 2007-3	$1,027,748,326
NCSLT 2007-2	$750,082,489
NCSLT 2007-1	$749,299,251
NCSLT 2006-4	$693,351,497
NCSLT 2006-3	$1,309,439,926
NCSLT 2006-2	$452,961,064
NCSLT 2006-1	$643,524,288
NCSLT 2005-3	$1,071,609,929
NCSLT 2005-2	$357,774,338
NCSLT 2005-1	$521,007,324
NCSLT 2004-2	$617,229,874
NCSLT 2004-1	$390,110,165
NCSLT 2003-1	$330,524,342
NCMSLT-I	$503,777,565

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

1

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2010

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,037,445,430	0.76%
NCSLT 2007-3	$1,038,472,517	0.74%
NCSLT 2007-2	$761,414,702	0.61%
NCSLT 2007-1	$759,513,607	0.87%
NCSLT 2006-4	$703,822,014	0.81%
NCSLT 2006-3	$1,327,191,333	1.12%
NCSLT 2006-2	$460,828,413	0.78%
NCSLT 2006-1	$654,135,800	1.12%
NCSLT 2005-3	$1,092,317,155	1.33%
NCSLT 2005-2	$365,997,040	1.14%
NCSLT 2005-1	$533,442,839	1.72%
NCSLT 2004-2	$632,205,094	1.35%
NCSLT 2004-1	$401,500,317	1.56%
NCSLT 2003-1	$339,409,598	1.65%
NCMSLT-I	$519,456,994	1.72%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 3/31/2010

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,049,122,145
NCSLT 2007-3	$1,050,944,905
NCSLT 2007-2	$774,452,561
NCSLT 2007-1	$772,162,488
NCSLT 2006-4	$715,400,925
NCSLT 2006-3	$1,347,638,216
NCSLT 2006-2	$471,432,291
NCSLT 2006-1	$667,336,071
NCSLT 2005-3	$1,115,081,875
NCSLT 2005-2	$375,423,099
NCSLT 2005-1	$549,310,903
NCSLT 2004-2	$649,170,307
NCSLT 2004-1	$414,227,799
NCSLT 2003-1	$351,081,881
NCMSLT-I	$537,750,883

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

2

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2009

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,058,190,280	0.71%
NCSLT 2007-3	$1,061,937,273	0.66%
NCSLT 2007-2	$786,981,399	0.50%
NCSLT 2007-1	$785,289,211	0.62%
NCSLT 2006-4	$728,118,888	0.56%
NCSLT 2006-3	$1,369,863,804	0.98%
NCSLT 2006-2	$481,275,379	0.55%
NCSLT 2006-1	$680,516,513	0.92%
NCSLT 2005-3	$1,139,180,090	1.03%
NCSLT 2005-2	$384,420,425	0.92%
NCSLT 2005-1	$564,144,476	1.15%
NCSLT 2004-2	$666,993,959	1.07%
NCSLT 2004-1	$428,409,804	1.29%
NCSLT 2003-1	$364,180,142	1.24%
NCMSLT-I	$556,834,674	1.45%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 9/30/2009

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,067,489,116
NCSLT 2007-3	$1,070,741,032
NCSLT 2007-2	$796,741,439
NCSLT 2007-1	$799,477,986
NCSLT 2006-4	$739,137,929
NCSLT 2006-3	$1,391,314,981
NCSLT 2006-2	$491,916,788
NCSLT 2006-1	$695,642,353
NCSLT 2005-3	$1,162,118,349
NCSLT 2005-2	$393,505,101
NCSLT 2005-1	$577,044,459
NCSLT 2004-2	$682,702,125
NCSLT 2004-1	$441,687,132
NCSLT 2003-1	$374,985,375
NCMSLT-I	$574,342,793

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

3

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2009

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,071,451,396	0.89%
NCSLT 2007-3	$1,074,427,487	0.85%
NCSLT 2007-2	$803,411,664	0.81%
NCSLT 2007-1	$807,450,572	0.82%
NCSLT 2006-4	$749,470,166	0.61%
NCSLT 2006-3	$1,410,337,215	1.05%
NCSLT 2006-2	$500,708,923	0.82%
NCSLT 2006-1	$708,246,905	1.05%
NCSLT 2005-3	$1,184,434,960	1.29%
NCSLT 2005-2	$402,499,368	1.26%
NCSLT 2005-1	$591,739,704	1.68%
NCSLT 2004-2	$698,781,470	1.42%
NCSLT 2004-1	$456,480,916	1.57%
NCSLT 2003-1	$387,658,878	1.45%
NCMSLT-I	$596,891,750	1.80%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 3/31/2009

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,073,794,712
NCSLT 2007-3	$1,076,143,808
NCSLT 2007-2	$810,085,881
NCSLT 2007-1	$814,086,886
NCSLT 2006-4	$756,941,122
NCSLT 2006-3	$1,428,087,062
NCSLT 2006-2	$508,224,264
NCSLT 2006-1	$720,362,316
NCSLT 2005-3	$1,207,084,868
NCSLT 2005-2	$412,266,059
NCSLT 2005-1	$606,041,573
NCSLT 2004-2	$714,557,484
NCSLT 2004-1	$471,764,540
NCSLT 2003-1	$399,367,209
NCMSLT-I	$617,165,517

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

4

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,070,768,977	1.40%
NCSLT 2007-3	$1,072,954,679	1.36%
NCSLT 2007-2	$811,333,194	1.25%
NCSLT 2007-1	$815,976,303	1.37%
NCSLT 2006-4	$760,743,876	1.04%
NCSLT 2006-3	$1,436,224,417	1.52%
NCSLT 2006-2	$513,459,689	1.22%
NCSLT 2006-1	$727,978,979	1.63%
NCSLT 2005-3	$1,221,439,020	1.92%
NCSLT 2005-2	$419,162,261	2.03%
NCSLT 2005-1	$618,325,477	2.38%
NCSLT 2004-2	$727,728,555	2.14%
NCSLT 2004-1	$485,010,026	2.22%
NCSLT 2003-1	$412,708,124	2.19%
NCMSLT-I	$638,040,279	2.48%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 9/30/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,060,945,057
NCSLT 2007-3	$1,062,355,486
NCSLT 2007-2	$809,449,592
NCSLT 2007-1	$816,014,667
NCSLT 2006-4	$762,099,664
NCSLT 2006-3	$1,440,175,194
NCSLT 2006-2	$519,435,660
NCSLT 2006-1	$736,953,150
NCSLT 2005-3	$1,238,237,853
NCSLT 2005-2	$426,839,137
NCSLT 2005-1	$631,952,088
NCSLT 2004-2	$741,372,323
NCSLT 2004-1	$498,217,197
NCSLT 2003-1	$426,027,966
NCMSLT-I	$657,183,286

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

5

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,051,758,085	2.54%
NCSLT 2007-3	$1,052,914,562	2.60%
NCSLT 2007-2	$807,311,180	2.97%
NCSLT 2007-1	$820,579,679	3.17%
NCSLT 2006-4	$771,252,546	3.28%
NCSLT 2006-3	$1,456,326,295	4.14%
NCSLT 2006-2	$529,746,947	3.80%
NCSLT 2006-1	$753,230,890	4.63%
NCSLT 2005-3	$1,265,497,412	5.42%
NCSLT 2005-2	$440,702,418	5.78%
NCSLT 2005-1	$653,806,234	6.64%
NCSLT 2004-2	$765,830,477	6.08%
NCSLT 2004-1	$521,215,494	6.58%
NCSLT 2003-1	$447,096,151	6.79%
NCMSLT-I	$687,828,597	6.55%

1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

As of: 3/31/2008

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4	$1,040,346,317
NCSLT 2007-3	$1,041,660,236
NCSLT 2007-2	$800,248,915
NCSLT 2007-1	$815,441,804
NCSLT 2006-4	$766,201,311
NCSLT 2006-3	$1,451,669,035
NCSLT 2006-2	$527,839,409
NCSLT 2006-1	$754,018,806
NCSLT 2005-3	$1,268,907,062
NCSLT 2005-2	$443,478,876
NCSLT 2005-1	$660,321,296
NCSLT 2004-2	$770,601,706
NCSLT 2004-1	$528,042,333
NCSLT 2003-1	$453,748,467
NCMSLT-I	$700,008,709

1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

6

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-4(2)	$1,026,733,503	2.43%
NCSLT 2007-3(2)	$1,028,157,382	2.62%
NCSLT 2007-2	$793,200,380	2.97%
NCSLT 2007-1	$809,701,052	3.03%
NCSLT 2006-4	$764,415,452	3.26%
NCSLT 2006-3	$1,452,886,402	3.95%
NCSLT 2006-2	$530,436,647	4.03%
NCSLT 2006-1	$761,232,347	4.75%
NCSLT 2005-3	$1,285,065,123	5.55%
NCSLT 2005-2	$452,448,606	6.05%
NCSLT 2005-1	$676,836,730	6.20%
NCSLT 2004-2	$785,983,083	6.29%
NCSLT 2004-1	$543,428,786	7.02%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust.

As of: 9/30/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-2	$782,010,468
NCSLT 2007-1	$799,971,707
NCSLT 2006-4	$756,743,115
NCSLT 2006-3	$1,444,213,195
NCSLT 2006-2	$531,005,119
NCSLT 2006-1	$765,318,750
NCSLT 2005-3	$1,297,665,760
NCSLT 2005-2	$459,428,451
NCSLT 2005-1	$689,637,237
NCSLT 2004-2	$799,873,457
NCSLT 2004-1	$557,266,612

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

7

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2007-1(2)	$788,002,147	2.94%
NCSLT 2006-4	$747,160,381	3.26%
NCSLT 2006-3	$1,431,047,761	3.98%
NCSLT 2006-2	$528,228,442	3.66%
NCSLT 2006-1	$765,788,958	4.53%
NCSLT 2005-3	$1,301,568,455	5.06%
NCSLT 2005-2	$464,350,827	5.97%
NCSLT 2005-1	$699,411,801	6.75%
NCSLT 2004-2	$809,278,139	6.25%
NCSLT 2004-1	$568,679,478	7.21%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust.

As of: 3/31/2007

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-4	$736,084,593
NCSLT 2006-3	$1,416,145,211
NCSLT 2006-2	$524,029,097
NCSLT 2006-1	$763,858,488
NCSLT 2005-3	$1,303,421,879
NCSLT 2005-2	$467,899,305
NCSLT 2005-1	$708,684,446
NCSLT 2004-2	$817,808,527
NCSLT 2004-1	$580,285,651

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

8

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 12/31/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-3(2)	$1,401,953,864	3.62	%(3)
NCSLT 2006-2	$519,318,170	3.19%
NCSLT 2006-1	$761,214,727	3.76	%(4)
NCSLT 2005-3	$1,303,456,491	4.87	%(5)
NCSLT 2005-2	$471,246,325	5.26%
NCSLT 2005-1	$718,436,522	5.96	%(6)
NCSLT 2004-2	$826,116,563	5.78	%(7)
NCSLT 2004-1	$592,315,359	6.78%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

Certain of the historical rates indicated below as of December 31, 2006 have been corrected in connection with the disclosure of prepayment data on May 8, 2008.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust.

(3) Reported as 2.81% in connection with disclosure of prepayment data prior to May 8, 2008.

(4) Reported as 3.81% in connection with disclosure of prepayment data prior to May 8, 2008.

(5) Reported as 4.99% in connection with disclosure of prepayment data prior to May 8, 2008.

(6) Reported as 6.11% in connection with disclosure of prepayment data prior to May 8, 2008.

(7) Reported as 5.83% in connection with disclosure of prepayment data prior to May 8, 2008.

As of: 9/30/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-3	$1,386,268,501
NCSLT 2006-2	$512,450,587
NCSLT 2006-1	$754,717,557
NCSLT 2005-3	$1,297,326,963
NCSLT 2005-2	$472,062,307
NCSLT 2005-1	$723,284,461
NCSLT 2004-2	$830,688,984
NCSLT 2004-1	$602,774,807

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

9

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 6/30/2006

	Ending Pool Balances*	Periodic Prepayment Rate(1)

Trust

NCSLT 2006-1(2)	$744,443,613	3.24%
NCSLT 2005-3	$1,291,550,041	3.82%
NCSLT 2005-2	$466,444,303	3.77%
NCSLT 2005-1	$727,336,447	4.31%
NCSLT 2004-2	$833,704,349	3.88%
NCSLT 2004-1	$606,782,284	5.22%

(1) Periodic Prepayment Rate: annualized six-month prepayment rate for the most recent period ending June 30 or December 31. The monthly prepayment rate is derived by calculating the amount of principal and interest payments made by or on behalf of the borrower(s) during that month in excess of the amount of principal and interest payments expected or billed to the borrower(s) during that month. This prepayment amount is then divided by the sum of the actual month-end balance of the pool plus the prepayment amount.  In order to determine the six month rolling prepayment rate, the monthly prepayment rates for each of the prior six months are compounded and annualized.

(2) Annualized Quarterly Prepayment rate as only three full months of data available for the trust.

As of: 3/31/2006

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2006-1	$741,505,548
NCSLT 2005-3	$1,282,341,521
NCSLT 2005-2	$469,005,318
NCSLT 2005-1	$727,519,137
NCSLT 2004-2	$832,868,015
NCSLT 2004-1	$617,245,354

As of: 12/31/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-3	$1,272,471,279
NCSLT 2005-2	$466,319,024
NCSLT 2005-1	$726,150,492
NCSLT 2004-2	$829,751,541
NCSLT 2004-1	$622,162,827

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

10

THE NATIONAL COLLEGIATE STUDENT LOAN TRUSTS
Static Pool Information: Prior Securitized Pool Report	Prepayment Data

As of: 9/30/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-2	$463,030,467
NCSLT 2005-1	$723,026,134
NCSLT 2004-2	$824,255,378
NCSLT 2004-1	$624,077,210

As of: 6/30/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-2	$462,034,870
NCSLT 2005-1	$719,735,963
NCSLT 2004-2	$819,621,349
NCSLT 2004-1	$625,170,864

As of: 3/31/2005

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2005-1	$715,709,747
NCSLT 2004-2	$813,661,493
NCSLT 2004-1	$624,107,005

As of: 12/31/2004

	Ending Pool Balances*	Periodic Prepayment Rate

Trust

NCSLT 2004-2	$809,687,713
NCSLT 2004-1	$623,103,207

*Balances include principal plus capitalized interest plus outstanding accrued interest plus late fees.

11